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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MEADE INSTRUMENTS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

Meade Instruments Corporation
6001 OAK CANYON, IRVINE, CALIFORNIA 92618 U.S.A.
(949) 451-1450 FAX: (949) 451-1460 www.meade.com

January 3, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Meade Instruments Corp. (“Meade” or the “Company”) to be held on Wednesday, January 31, 2007. We sincerely hope you will be able to attend the Annual Meeting, which will be held at the Marriott Newport Beach Hotel & Spa, 900 Newport Center Drive, Newport Beach, California 92660, beginning at 10:00 a.m., local time.

Important information about the matters to be acted upon at the Annual Meeting is included in the accompanying notice and proxy statement.

The members of the Board of Directors and management look forward to personally greeting as many stockholders as possible at the Annual Meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time.

Sincerely,
Steven L. Muellner
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2
PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
EMPLOYMENT AGREEMENTS
PROPOSAL 4 APPROVAL OF STAND-ALONE NONQUALIFIED STOCK OPTION AGREEMENT
PROPOSAL 5 APPROVAL OF AMENDMENTS TO 1997 STOCK INCENTIVE PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
CORPORATE GOVERNANCE
OTHER MATTERS

MEADE INSTRUMENTS CORP.
6001 Oak Canyon
Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on January 31, 2007

The Annual Meeting of Stockholders (“Annual Meeting”) of Meade Instruments Corp., a Delaware corporation (“Meade” or the “Company”), will be held at the Marriott Newport Beach Hotel & Spa, 900 Newport Center Drive, California 92660, beginning at 10:00 a.m., local time, on Wednesday, January 31, 2007 for the following purposes:

(1) To elect Paul D. Sonkin, Steven G. Murdock and Harry L. Casari to the Board of Directors (the “Board”) for a three-year term expiring at the 2009 Annual Meeting of Stockholders; provided, however, that if the stockholders of the Company approve Proposal No. 2, such persons, if elected, will serve for a one-year term expiring at the 2007 Annual Meeting of Stockholders;

(2) To approve amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors, to eliminate the provision limiting the removal of directors to only “for cause” removal and to eliminate references to the Series A and Series B Common Stock of the Company;

(3) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal 2007;

(4) To approve a Stand-Alone Nonqualified Stock Option Agreement between the Company and Steven L. Muellner;

(5) To approve certain amendments to the Company’s 1997 Stock Incentive Plan; and

(6) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for proposals (1) through (4) above.

The Board of Directors has fixed the close of business on December 1, 2006 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92618, during the ten-day period preceding the Annual Meeting.

By Order of the Board of Directors
Mark D. Peterson
Senior Vice President and General Counsel & Secretary

Irvine, California
January 3, 2007

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

MEADE INSTRUMENTS CORP.
6001 Oak Canyon
Irvine, California 92618

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.  Q:  Why am I receiving this Proxy Statement and the other enclosed materials?

A: The accompanying proxy is being solicited by the Board of Directors (the “Board”) of Meade Instruments Corp. (“Meade” or the “Company”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, January 31, 2007, at 10:00 a.m. local time, at the Marriott Newport Beach Hotel & Spa, 900 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof. A proxy is a legal designation of another person to vote the stock you own. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about January 3, 2007.

2.	Q: Who is entitled to vote at the Annual Meeting?

A: The Board set December 1, 2006 as the record date for the Annual Meeting. All stockholders who owned Meade Common Stock at the close of business on December 1, 2006 are entitled to vote. On December 1, 2006, 20,086,355 shares of Meade Common Stock were outstanding.

3.  Q:  What proposals will be voted on at the Annual Meeting?

(1) The election of Paul D. Sonkin, Steven G. Murdock and Harry L. Casari to the Board for a three-year term expiring at the 2009 Annual Meeting of Stockholders; provided, however, that if the stockholders of the Company approve Proposal No. 2, such persons, if elected, will serve for a one-year term expiring at the 2007 Annual Meeting of Stockholders;

(2) To approve amendments to the Company’s Certificate of Incorporation to declassify the Board, to eliminate the provision limiting the removal of directors to only “for cause” removal and to eliminate references to the Series A and Series B Common Stock of the Company;

(3) The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal 2007;

(4) The approval of a Stand-Alone Nonqualified Stock Option Agreement between the Company and Steven L. Muellner;

(5) The approval at certain amendments to the Company’s 1997 Stock Incentive Plan; and

(6) The transaction of such other business as may properly come before the Annual Meeting and at any adjournment thereof.

4.  Q:  How does the Board recommend I vote my shares?

A: The Board recommends that you vote your shares “FOR” the nominees to the Board; “FOR” approving the amendments to the Company’s Certificate of Incorporation; “FOR”; the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal 2007; “FOR” the Muellner Stand-Alone Stock Option Agreement; and “FOR” approving the amendments to the Company’s 1997 Stock Incentive Plan.

5.  Q:  How are votes counted?

A: In the election of directors, you may vote “FOR” each nominee or your vote may be “WITHHELD” with respect to each nominee. The results of votes cast by proxy are tabulated and certified by our transfer agent, U.S. Stock Transfer Corporation. Then, votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a “quorum,” that is, a majority in voting interest of the outstanding shares entitled to vote at the Annual Meeting. Abstentions, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

6.  Q.  How will my proxy be voted?

A. If your proxy in the accompanying form is properly executed, returned to and received by us prior to the Annual Meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions, be voted “FOR” proposals (1) through (5) above.

7. Q.	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

A. Those terms refer to the following. You are a:

“Stockholder of record” if your shares are registered directly in your name with our transfer agent, U.S. Stock Transfer Corporation. You are considered, with respect to those shares, to be the stockholder of record, and these proxy materials have been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

“Beneficial owner” if your shares are held in a stock brokerage account, including an Individual Retirement Account, or by a bank or other nominee. You are considered to be the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares (your broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the Annual Meeting.

8.  Q.  What are “broker non-votes”?

A. If you are a beneficial owner and you do not provide the stockholder of record with voting instructions for a particular proposal, your shares may constitute “broker non-votes” with respect to that proposal. “Broker non-votes” are shares held by a broker or nominee with respect to which the broker or nominee does not have discretionary power to vote on a particular proposal or with respect to which instructions were never received from the beneficial owner. Shares which constitute broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on that proposal at the Annual Meeting, even though the same shares will be considered present for quorum purposes and may be entitled to vote on other proposals.

9.  Q.  How do I vote?

A. You can vote either by completing, signing and dating the proxy card you received with this Proxy Statement and returning it in the envelope provided or, by attending the Annual Meeting and voting in person if you are a stockholder of record. If you are a beneficial owner of your shares, then you must bring to the Annual Meeting a copy of a brokerage statement reflecting your stock ownership as of December 1, 2006. Regardless of how you own your shares, you must also bring appropriate positive identification, in order to vote at the Annual Meeting.

Once you have submitted your proxy card, you have the right to revoke your proxy at any time before it is voted by:

(1) Notifying the Corporate Secretary in writing at 6001 Oak Canyon, Irvine, California 92618, the principal executive office of the Company;

(2) Returning a later-dated proxy card; or

(3) Attending the Annual Meeting and voting in person (upon showing proper evidence of your ownership of your shares).

10.	Q: What is the voting requirement to approve each of the proposals?

A: In order to hold a valid meeting, a quorum must be present or represented by proxy at the Annual Meeting. As explained above, abstentions and broker non-votes will be counted as present for quorum purposes. Once a quorum is established, each proposal has specific voting requirements.

For the purpose of electing the directors, you may give each candidate one vote for each share you hold. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card. Stockholders do not have the right to cumulate votes in the election of directors.

For the purpose of amending the Company’s Certificate of Incorporation to declassify the Board, to eliminate the provision limiting the removal of directors to only “for cause” removal, and to eliminate references to the Series A and Series B Common Stock of the Company, approval requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock.

For the purpose of approving the Muellner Stand-Alone Stock Option Agreement, approval requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal at the Annual Meeting.

For the purpose of approving certain amendments to the Company’s 1997 Stock Incentive Plan, approval requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal at the Annual Meeting.

11. Q:	What happens if additional matters (other than the proposals described in this Proxy Statement) are presented at the Annual Meeting?

A:  The Board is not presently aware of any additional matters to be presented for a vote at the Annual Meeting; however, if any additional matters are properly presented at the Annual Meeting, your signed proxy card gives authority to Mark Peterson and Robert Davis, the proxies designated for the Annual Meeting, to vote on those matters in their discretion.

12.	Q: Who pays for the cost of soliciting proxies?

A:  The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the authorized number of directors of the Company shall not be less than three nor more than fifteen, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office. The authorized number of directors of the Company is currently set at seven directors. Each director will be elected to serve until his term has expired and until his successor has been duly elected and qualified. The Company’s Certificate of Incorporation and Bylaws currently provide that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. All of the directors were previously elected to their present terms of office by the stockholders of the Company with the exception of Frederick H. Schneider, Jr., who was appointed by the Board to serve as a Class III director in August 2004; Steven L. Muellner, who was appointed by the Board to serve as a Class I director in May 2006 in connection with his employment as the Company’s new Chief Executive Officer and President; Paul D. Sonkin, who was appointed by the Board to serve as a Class II director in June 2006, and James Chadwick, who was appointed by the Board to serve as a Class III director in June 2006. Both Messrs. Sonkin and Chadwick were appointed in connection with a settlement agreement that the Company entered into with certain of its stockholders (discussed below). At the Annual Meeting, two directors are to be re-elected as Class II directors and a third director has been nominated for election as a Class II director for the first time, each for a three-year term or until election and qualification of their successors. If Proposal No. 2 to declassify the Board is approved by stockholders at the Annual Meeting, these terms will instead expire at the 2007 Annual Meeting of Stockholders. Please see Proposal No. 2 for more information on the effects that any declassification of the Board would have on these Class II directors and the other directors.

The accompanying proxy solicited by the Board will be voted for the election of the nominees named below, and for the terms listed below, unless the proxy card is marked to withhold authority to vote for such nominees. The nominees are presently members of the Board.

The nominees for election to the Board at the Annual Meeting, together with their terms, are set forth below:

Class	Nominee	Term*

II	Steven G. Murdock	Three-year term expiring at the 2009 Annual Meeting
II	Harry L. Casari	Three-year term expiring at the 2009 Annual Meeting
II	Paul D. Sonkin	Three-year term expiring at the 2009 Annual Meeting

*	If Proposal No. 2 to declassify the Board is approved by stockholders at the Annual Meeting, these terms will instead expire at the 2007 Annual Meeting of Stockholders. Please see Proposal No. 2 for more information on the effects that any declassification of the Board would have on these Class II directors and the other directors.

Subject to the terms of the Settlement Agreement described below, if any of the nominees should become unavailable for election to the Board, the proxy holders or their substitutes shall be entitled to vote for a substitute to be designated by the Board. Alternatively, the Board may reduce the number of directors. The Board has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

On June 13, 2006, the Company entered into a Settlement Agreement with certain stockholders of the Company. Pursuant to the Settlement Agreement, the Company agreed to, among other matters, (i) appoint Mr. Sonkin and Mr. Chadwick as members of the Board, (ii) nominate Mr. Sonkin as a candidate for director at the Annual Meeting; and (iii) nominate for election as directors any existing directors whose terms are scheduled to expire at the 2007 Annual Meeting, including Mr. Sonkin or Mr. Chadwick, or in the event that Mr. Sonkin or Mr. Chadwick declines to stand for reelection to nominate replacement candidates designated by Hummingbird Management, LLC, or Chadwick Capital Management, LLC, respectively; provided that the majority of the Board or the majority of the Nominating and Governance Committee of the Board approve the nomination of the replacement candidate, which approval shall not be unreasonably withheld.

The Board recommends a vote “FOR” the election of the nominees listed above.

Nominees and Continuing Directors

The following table provides information regarding the nominees and the continuing directors. The ages shown are as of November 1, 2006.

	Business Experience
Name and Age	and Directorships	Director Since

NOMINEES:
Class II:
Steven G. Murdock (54)	Steven G. Murdock served as the Company’s Chief Executive Officer from June 2003 to May 2006 and as its President and Chief Operating Officer from October 1990 to June 2003. As of May 8, 2006, Mr. Murdock is serving the Company as a director and as a consultant and is a private investor. From May 1980 to October 1990, Mr. Murdock served as the Company’s Vice President of Optics. From November 1968 to May 1980, Mr. Murdock worked as the optical manager for Coulter Optical, Inc., an optics manufacturer. Mr. Murdock received a BS degree in business administration from California State University at Northridge.	1996
Harry L. Casari (70)	Harry L. Casari was named Chairman of the Board of the Company as of June 1, 2003. Mr. Casari is currently a private investor. He worked as a Certified Public Accountant for Ernst & Young LLP from 1969 until 1994 when he retired as a Partner. Mr. Casari received a BS degree in business administration from the University of Denver. He serves as a member of the board of directors of Cohu, Inc., Orange 21, Inc., Catcher Holdings, Inc. and Eliminate Axesstel, Inc.	1997
Paul D. Sonkin (38)	Paul D. Sonkin has served as the Chief Investment Officer to Hummingbird Value Fund, L.P., a Delaware limited partnership, since its inception in December 1999, to Hummingbird Microcap Value Fund, LP, since its inception in March 2002, to Hummingbird Concentrated Fund, LP, since its inception in January 2004, and to Tarsier Nanocap Value Fund, LP, since its inception in June 2005. Since January 1998, Mr. Sonkin has served as an adjunct professor at Columbia University Graduate School of Business, where he teaches courses on securities analysis and value investing. From May 1998 to May 1999, Mr. Sonkin was a senior analyst at First Manhattan & Co., a firm that specializes in mid and large cap value investing. From May 1995 to May 1998 Mr. Sonkin was an analyst and portfolio manager at Royce & Associates, which practices small and micro cap value investing. Mr. Sonkin is a member of the Board of Directors of Conihasset Capital Partners, Inc. Mr. Sonkin received an MBA from Columbia University and a BA degree in Economics from Adelphi University.	2006

	Business Experience
Name and Age	and Directorships	Director Since

CONTINUING DIRECTORS:
Class III:
Timothy C. McQuay (55)	Timothy C. McQuay has been a Managing Director — Investment Banking at A.G. Edwards & Sons, Inc. since August 1997. From May 1995 to August 1997, Mr. McQuay was a Partner at Crowell, Weedon & Co. and from October 1994 to August 1997 he also served as Managing Director of Corporate Finance. From May 1993 to October 1994, Mr. McQuay served as Vice President, Corporate Development with Kerr Group, Inc., a New York Stock Exchange listed plastics manufacturing company. From May 1990 to May 1993, Mr. McQuay served as Managing Director of Merchant Banking with Union Bank. Mr. McQuay received an AB degree in economics from Princeton University and a MBA degree in finance from the University of California at Los Angeles. He serves as a member of the board of directors of Keystone Automotive Industries, Inc.	1997
Frederick H. Schneider, Jr. (50)	Frederick H. Schneider, Jr. has served as the Chief Financial Officer of Skechers USA, Inc. since January 2006. From July 2004 to January 2006, Mr. Schneider served as Senior Managing Director of Pasadena Capital Partners, LLC, a private equity investment firm. Prior to working at Pasadena Capital Partners, LLC, Mr. Schneider was an independent private equity investor and consultant. From September 1994 to January 1998, he served as Chief Financial Officer and Principal of Leonard Green & Partners, L.P., a merchant banking firm. From June 1978 to September 1994, he was employed by KPMG Peat Marwick, including five years as an Audit and Due Diligence Partner. Mr. Schneider received a BA degree in accounting and management from Ambassador College. He serves as a member of the board of directors of Sport Chalet, Inc.	2004
James M. Chadwick (33)	James M. Chadwick founded Monarch Activist Partners LP, a Delaware limited partnership, and has been its managing partner since its formation in January 2006. From January 2003 to June 2005, Mr. Chadwick was the managing member of Pacific Coast Investment Partners, LLC, a hedge fund specializing in shareholder activism. From April 1999 to October 2002, Mr. Chadwick served as an analyst for Relational Investors, LLC, a registered investment advisor. Mr. Chadwick is a Director of AirNet Systems, Inc., an American Stock Exchange listed specialty air carrier company for time-sensitive deliveries. Mr. Chadwick graduated with a BA in History from the University of California Los Angeles.	2006

	Business Experience
Name and Age	and Directorships	Director Since

Class I:
Michael P. Hoopis (55)	Michael P. Hoopis has served as the Chief Executive Officer of Targus Group International, Inc. since October 2006. From November 1999 to April 2006, Mr. Hoopis served as the President and Chief Executive Officer of Water Pik Technologies, Inc. From October 1998 to November 1999, Mr. Hoopis was President and Chief Executive Officer of the consumer products segment of Allegheny Teledyne, Inc., the predecessor to Water Pik Technologies, Inc. From July 1996 to September 1998, Mr. Hoopis served as President of Worldwide Household Products, Black & Decker Corporation. From May 1992 to July 1996, Mr. Hoopis served as President of Price Pfister, Inc., a division of Black & Decker Corporation. Mr. Hoopis received his BS degree in industrial engineering from the University of Rhode Island. Effective December 15, 2006, Mr. Hoopis resigned from the Board.	2000
Vernon L. Fotheringham (58)	Vernon L. Fotheringham is the Managing Director of MaxServ (NZ) Ltd., a development stage broadband service company since August 2006. He is also a Managing Member of Maxband, LLC representing JRC millimetric microwave products in North America since 2003. Previously he was the Executive Director of GPC Asia, Ltd., an outsource management organization providing operations and strategic planning for Asian wireless service providers. From May 2004 until October 2005 he was the President and Chief Executive Officer of Adaptix, Inc., a technology development manufacturer of broadband wireless access network equipment. Mr. Fotheringham has been a managing director of SDR Holdings, LLC, which holds the founders equity in Adaptix, Inc., from July 2003 until the present. From October 2002 until July 2003 he was the President and CEO of Broadstorm, Inc., a pioneering developer of the technology that has become the core of the broadband wireless Mobil WiMax standard. From June 1998 to January 2001, Mr. Fotheringham was the Chairman of Bazillion, Inc. a global Integrated Service Provider. From March 1993 to November 1997, Mr. Fotheringham was the founder, chairman and CEO of Advanced Radio Telecom Corporation which pioneered the wireless broadband service industry. Mr. Fotheringham received a BA degree in fine arts from California State University, Fullerton. Effective December 15, 2006, Mr. Fotheringham resigned from the Board.	2001

	Business Experience
Name and Age	and Directorships	Director Since

Steven L. Muellner (56)	Steven L. Muellner has been the Company’s President, Chief Executive Officer and a member of the Board since May 8, 2006. From December 2004 until April 2006, Mr. Muellner was a private investor. From August 1998 to December 2004, Mr. Muellner served as President of Variflex, Inc., an outdoor sports products supplier. From July 1996 to May 1998, Mr. Muellner was President and Co-Chief Executive Officer of Applause Enterprises, a distributor of children’s toys and licensed merchandise. From 1995 to 1996, Mr. Muellner served as executive vice president of sales and marketing at Caradon Doors and Windows, a leading provider of custom doors and windows. From 1987 to 1994, Mr. Muellner served in various capacities, including, president, vice president of sales and marketing and vice president of marketing at LouverDrape, Inc., a distributor of window coverings, and from 1983 to 1987, Mr. Muellner served in various capacities including product manager at Frito-Lay, Inc. Mr. Muellner received his Masters degree in business administration from Cornell University and BS from the University of Minnesota in Minneapolis.	2006

The Board has determined that each of the directors, other than Steven G. Murdock and Steven L. Muellner, is “independent” under the applicable rules of NASDAQ for the Company’s fiscal year ending February 28, 2007.

Directors’ Fees

Directors who also are employees of the Company are reimbursed for expenses incurred in attending meetings of the Board but do not otherwise receive compensation for serving as directors of the Company. Each director who is not an employee of the Company is entitled to receive (i) an annual fee of $30,000 for his services as a director, (ii) where applicable, an annual $1500 committee chair fee, and (iii) reimbursement for his expenses incurred in attending all Board and Committee meetings. Additionally, the Company’s 1997 Stock Incentive Plan provides for the automatic granting of stock options to non-employee directors. Each time a new non-employee director is elected, an option to purchase 5,000 shares of Common Stock is automatically granted to such non-employee director at the then fair market value of the Common Stock. In addition, non-employee directors receive an additional grant of 5,000 options on the date of each Annual Meeting of Stockholders after which the director will continue in office, provided that a new non-employee director will only receive one automatic grant during the year in which such director is elected. All options granted to non-employee directors are non-qualified stock options and vest ratably over the three-year period following the date of the grant. The option exercise price is the fair market value of the Common Stock as of the date of grant.

Litigation Involving Certain Officers and Directors

1. The following purported shareholder derivative action have been filed challenging conduct by certain of the Company’s current and former board members and officers in connection with various stock option grants:

In re Meade Instruments Corp. Derivative Litigation, No. 06-CC-205, Superior Court of the State of California for the County of Orange, filed October 6, 2006. On November 22, 2006, the court consolidated under the above caption two state derivative actions: (i) Barclay v. Diebel, et al., No. 06-CC-205, Superior Court of the State of California for the County of Orange, filed October 6, 2006 and (ii) Bryant v. Diebel, et al., No. 06-CC-206, Superior Court of the State of California for the County of Orange, filed October 6, 2006. Under the consolidation order, the plaintiffs are expected to file a consolidated complaint by December 22, 2006, and the defendants can file a motion to dismiss by February 5, 2007. The original complaints in the Barclay and Bryant actions asserted causes of action for breach of fiduciary duty, accounting, abuse of control, gross mismanagement, constructive trust, corporate waste, rescission, unjust enrichment, and violation of California Corporations Code in connection with the Company’s option granting practices.

2. The following putative federal securities class action has also been filed challenging conduct by the Company and certain of its current and former board members and officers in connection with various stock option grants:

Grecian v. Meade Instruments Corp., et al., No. SA CV 06-908 AG (JTLx), United States District Court for the Central District of California, filed September 27, 2006. The amended complaint asserts claims for violations of Sections 10(b), 14(a) and 20(a) of the Securities Exchange Act in connection with the Company’s option granting practices. On November 27, 2006, the plaintiffs in Grecian filed a motion to be appointed lead plaintiffs. No other lead plaintiff motions have been filed. If the court grants this motion, the Grecian plaintiffs may file a consolidated complaint and the parties will negotiate a briefing schedule for a motion to dismiss the complaint.

Committees and Meetings of the Board

The standing committees of the Board consist of a Compensation Committee, a Nominating and Governance Committee and an Audit Committee. The Audit Committee and the Compensation Committee are comprised solely of independent directors. One member of the Nominating and Governance Committee, Mr. Murdock, is not considered to be independent under the NASDAQ listing standards due to his service as the Company’s Chief Executive Officer from June 2003 to May 2006 and as its President and Chief Operating Officer from October 1990 to June 2003. The Board has determined, based on Mr. Murdock’s extensive knowledge and experience with the Company, its products, and its markets, that his membership on the Nominating and Governance Committee is required and in the best interest of the Company and its stockholders. The other members of the Nominating and Governance Committee are independent directors. During the fiscal year ended February 28, 2006, the Board held seven meetings. All directors attended 75% or more in the aggregate of the total meetings of the Board and the total meetings of the Committees of the Board on which they served. The Company strongly encourages its directors to attend the Annual Meeting. All the Company’s directors attended the 2005 Annual Meeting with the exceptions of Messrs. Muellner, Sonkin and Chadwick, who were appointed to the Board in May 2006, June 2006, and June 2006, respectively. No member of any Committee is either an officer or employee of the Company and each of the members of each Committee, with the exception of Mr. Murdock, is “independent” as defined in NASDAQ listing standards.

Compensation Committee.  During the fiscal year ended February 28, 2006, the Compensation Committee was comprised of Messrs. Hoopis (Chairman) and Casari. As of March 22, 2006, Mr. Schneider joined the Company’s Compensation Committee. Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Compensation Committee was reconstituted such that it is comprised of Messrs. Sonkin (Chairman), Casari and McQuay. As set forth in the Company’s Amended and Restated Compensation Committee Charter, the Compensation Committee’s functions include reviewing and approving the compensation of the Company’s Chief Executive Officer as well as reviewing the compensation of the Company’s other executive officers and key employees, including the grant of options or other awards under the Company’s 1997 Stock Incentive Plan, as amended. A copy of the Company’s Amended and Restated Compensation Committee Charter is available on the Company’s website at www.meade.com. During the fiscal year ended February 28, 2006, the Compensation Committee held two meetings.

Nominating and Governance Committee.  During the fiscal year ended February 28, 2006, the Nominating and Governance Committee was comprised of Messrs. Fotheringham (Chairman), Casari and Hoopis. As of March 22, 2006, Mr. McQuay joined the Company’s Nominating and Governance Committee and replaced Mr. Fotheringham as the Chairman of the Committee. Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Nominating and Governance Committee was reconstituted such that it is comprised of Messrs. McQuay (Chairman), Murdock and Chadwick. As set forth in the Company’s Amended and Restated Nominating and Governance Committee Charter, the Nominating and Governance Committee’s functions include establishing criteria for selecting new directors, identifying individuals qualified to become board members, selecting or recommending director nominees and developing and recommending corporate governance principles for the Company. The Nominating and Governance Committee will consider stockholder proposals for nominees to the Board. For the procedures related to such stockholder proposals please see “Other Matters — Matters Presented By

Stockholders.” A copy of the Company’s Amended and Restated Nominating and Governance Committee Charter is available on the Company’s website at www.meade.com. During the fiscal year ended February 28, 2006, the Nominating and Governance Committee held two meetings.

Criteria the Nominating and Governance Committee uses in connection with evaluating and selecting new directors include factors relating to whether the director candidate would meet the definition of independence required by the Nasdaq Stock Market. While the Nominating and Governance Committee does not have any specific, minimum qualifications for Board nominees, in considering possible candidates for election as a director, the Committee is guided by the following principles: (a) each director should be an individual of high character and integrity; (b) each director should be accomplished in his or her respective field, with superior credentials and recognition; (c) each director should have relevant expertise and experience, and be able to offer advice and guidance to management based on that expertise and experience; (d) each director should have sufficient time available to devote to the affairs of the Company; (e) each director should represent the long-term interests of the stockholders as a whole; and (f) each director should be selected such that the Board represents a diversity of backgrounds and experience. The Nominating and Governance Committee will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by a stockholder), as well as the overall composition of the Board, and recommend the slate of directors to be nominated for election at the next annual meeting of Stockholders. The Nominating and Governance Committee does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Since the last annual meeting of Stockholders, Messrs. Muellner, Sonkin and Chadwick have been appointed to the Board.

Audit Committee.  During the fiscal year ended February 28, 2006, the Audit Committee was comprised of Messrs. Casari (Chairman), Hoopis, Fotheringham and Schneider. As of March 22, 2006, Mr. Schneider replaced Mr. Casari as the Chairman of the Audit Committee. Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Audit Committee was reconstituted such that it is comprised of Messrs. Schneider (Chairman), Casari and Chadwick. All members are “independent” in accordance with the requirements of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that Messrs. Casari and Schneider have accounting and related financial management expertise within the meaning of the Nasdaq listing standards and qualify as “audit committee financial experts” within the meaning of the Securities and Exchange Commission (“SEC”) regulations. As set forth in the Company’s Second Amended and Restated Audit Committee Charter, the Audit Committee’s functions include reviewing the financial reporting process, the Company’s internal control systems, the audit process and the Company’s process for monitoring compliance with laws and regulations, and recommending to the Board the engagement of and determining the independence of the Company’s independent accountants. A copy of the Company’s Second Amended and Restated Audit Committee Charter is available on the Company’s website at www.meade.com. During the fiscal year ended February 28, 2006, the Audit Committee held seven meetings.

PROPOSAL 2

AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD, TO ELIMINATE THE PROVISION LIMITING THE REMOVAL OF DIRECTORS TO ONLY “FOR CAUSE” REMOVAL AND TO ELIMINATE REFERENCES TO THE SERIES A AND SERIES B COMMON STOCK OF THE COMPANY

Section 6.1 of the Company’s Certificate of Incorporation currently provides that the Board be divided into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. To implement an annual election of directors of the Company, such provision must be amended. In addition, Section 6.3 of Article 6 provides that directors can be removed from the Board only for cause by the holders of at least a majority of the voting power of the Company’s outstanding capital stock then entitled to vote generally in the election of directors. Under Delaware corporate law, unless the Company’s Certificate of Incorporation provides otherwise, stockholders may remove directors only for cause if the Company has a classified board. For Delaware corporations without a classified board, the holders of a majority of the shares then entitled to vote in an election of directors are entitled to remove directors with or without cause. Accordingly, while the Board is proposing to amend the Company’s Certificate of Incorporation to eliminate a classified Board, it is also proposing to amend the Company’s Certificate of Incorporation to eliminate the provision that allows stockholders to remove directors only for cause. If such provision is eliminated, the stockholders of the Company will be able to remove directors with or without cause. Under Delaware law, directors cannot be removed by other directors, and the proposed amendment will not change this.

The Board has unanimously adopted resolutions, subject to stockholder approval, approving and declaring the advisability of such amendment to Article 6 of the Company’s Certificate of Incorporation to declassify the Board and to eliminate the provision limiting the removal of directors to only “for cause” removal. The proposal would allow for the annual election of directors in the manner described below. The Board currently consists of seven directors. The proposal would not change the present number of directors and the directors will retain the authority to change that number and to fill any vacancies or newly created directorships.

If the proposed amendment is approved, the terms for all of the directors would end at the closing of the polls for the election of directors at the 2007 Annual Meeting of Stockholders. At each annual meeting of stockholders, beginning with the 2007 Annual Meeting of Stockholders, all directors would be elected to hold office until the next annual meeting. Also, any director appointed by the Board as a result of a newly created directorship, or to fill a vacancy on the Board, would hold office until the next annual meeting of stockholders. The proposed amendment to the Company’s Certificate of Incorporation is set forth in Annex A.

Article 4 of the Company’s Certificate of Incorporation currently sets forth the rights, preferences, privileges and restrictions of the Series A and Series B Common Stock of the Company. The Company is not authorized to issue such series of stock, and no such series of stock is outstanding. Accordingly, the Company desires to amend Article 4 of its Certificate of Incorporation by eliminating references to the Series A and Series B Common Stock of the Company in Sections 4.1 and 4.2 thereof. The Board has unanimously adopted resolutions, subject to stockholder approval, approving and declaring the advisability of such amendment to Article 4 of the Company’s Certificate of Incorporation. Such proposed amendment is also set forth in Annex A.

If Proposal 2 is approved, the Company intends to file an amendment to the Company’s Certificate of Incorporation shortly after the Annual Meeting. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Delaware Secretary of State.

The Board recommends a vote “FOR” approving the amendments to the Company’s Certificate of Incorporation.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls and reviewing the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

During the fiscal year ended February 28, 2006, the Audit Committee met and held discussions with management and the Company’s independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended February 28, 2006 with management and the independent accountants.

The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61. The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” The Committee discussed with the independent accountants the accounting firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Based on the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended February 28, 2006 filed with the SEC.

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS*

Frederick H. Schneider, Jr. (Chairman)
Harry L. Casari
Michael P. Hoopis
Vernon L. Fotheringham

*	Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Audit Committee was reconstituted such that it is comprised of Messrs. Schneider (Chairman), Casari and Chadwick.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE COMPANY’S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE EXCHANGE ACT THAT MIGHT INCORPORATE BY REFERENCE PREVIOUS OR FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOREGOING REPORT OF THE AUDIT COMMITTEE AND ANY STATEMENTS REGARDING THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Relationship with Independent Accountants

Effective February 24, 2006, the Company dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the past two fiscal years ending February 29, 2004 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the Company’s independent registered public accounting firm was made by the Audit Committee of the Board. In connection with the audits of the Company’s financial statements for each of the two fiscal years ending February 29, 2004 and February 28, 2005, and in the subsequent interim period from March 1, 2005 through and including February 24, 2006, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the matter in their reports on the financial statements for such years.

During the two fiscal years ending February 29, 2004 and February 28, 2005, and in the subsequent interim period from March 1, 2005 through and including February 24, 2006, there were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Subsequent to the dismissal of PricewaterhouseCoopers LLP, on February 24, 2006, the Company engaged the accounting firm of Moss Adams LLP as its new independent registered public accounting firm. The Company has not consulted with Moss Adams LLP during the last two fiscal years ending February 29, 2004 and February 28, 2005, or during the subsequent interim period from March 1, 2005 through and including February 24, 2006, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

A letter from PricewaterhouseCoopers LLP to the SEC dated March 2, 2006 was attached as Exhibit 16.1 to the Company’s Report on Form 8-K, filed with the SEC on March 2, 2006.

The Audit Committee has appointed Moss Adams LLP to continue as the Company’s independent registered public accounting firm for fiscal 2007.

Fees Paid to Independent Auditors

The Company was billed an aggregate of $380,000 and $168,000 by PricewaterhouseCoopers LLP for professional services for the fiscal year ended February 28, 2005 and for the interim period from March 1, 2005 through February 24, 2006, respectively. The Company was billed an aggregate of $390,000 by Moss Adams LLP for professional services for the interim period from February 25, 2006 through February 28, 2006 (includes fees related to the audit of the Company’s financial statement as of and for the year ended February 28, 2006). The table below sets forth the components of these aggregate amounts.

Type of Fee	2/28/06		2/28/05
	($)		($)
	PWC	MA

Audit Fees — professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s Form 10-Qs	66,000	262,000	211,000
Audit-Related Fees — services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including reviews of registration statements filed with the SEC	—	86,000	20,000
Tax Fees — professional services rendered for tax compliance, tax consulting and tax	82,000	42,000	136,000
All Other Fees	20,000	—	13,000

Audit Committee Pre-Approval Policies and Procedures.  The Charter for the Audit Committee establishes procedures for the Audit Committee to follow to pre-approve auditing services and non-auditing services to be performed by the Company’s independent auditors. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members, but the decision must be presented to the full Audit Committee at the next scheduled meeting. The charter prohibits the Company from retaining its independent auditors to perform specified non-audit functions, including bookkeeping; financial information systems design and implementation; appraisal or valuation services; fairness opinions or contribution-in-kind reports; actuarial services; and internal audit outsourcing services. The Audit Committee pre-approved all of the non-audit services provided by the Company’s independent auditors in fiscal year 2006.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Moss Adams LLP has served as the Company’s independent registered public accounting firm since approximately February 24, 2006 and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for fiscal 2007. In the event that ratification of this selection is not approved by a majority of the shares of common stock of the Company represented at the Annual Meeting in person or represented by proxy and entitled to vote on the matter, the Audit Committee and the Board will review the Audit Committee’s selection of Moss Adams LLP as its independent registered public accounting firm.

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement at the Annual Meeting if they so desire and are expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of November 1, 2006, for (i) each person who beneficially owned more than 5% of the Common Stock, (ii) each of the directors and Named Executive Officers (as defined in the “Summary of Executive Compensation” section below) and (iii) all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes voting and investment power with respect to the shares shown.

Security Ownership Table

	Amount and
	Nature of	Percent of
Name and Address	Beneficial Ownership	Class

Hummingbird Management, LLC(1)	2,813,288	13.94%
Dimensional Fund Advisors Inc.(2)	1,744,081	8.64%
Wellington Management Company, LLP(3)	1,013,500	5.02%
Steven L. Muellner(4)	0	*
Harry L. Casari(4)(5)	65,799	*
Steven G. Murdock(4)(6)	1,381,000	6.84%
Timothy C. McQuay(4)(7)	62,999	*
Michael P. Hoopis(4)(8)	32,999	*
Vernon L. Fotheringham(4)(9)	19,999	*
Frederick H. Schneider, Jr.(4)(10)	4,999	*
Paul D. Sonkin(4)(11)	2,897,054	14.35%
James M. Chadwick(4)(12)	567,213	2.81%
Mark D. Peterson(4)(13)	366,244	1.79%
Robert L. Davis(4)(14)	234,033	1.15%
Brent W. Christensen(4)(15)	373,224	1.82%
Meade Instruments Corp. Employee Stock Ownership Plan(4)(16)	1,391,713	6.90%
All current directors and executive officers as a group (12 persons)(17)	6,005,563	28.37%

*	Less than 1%

(1)	According to a Schedule 13D, dated as of June 14, 2006, filed with the SEC, Hummingbird Management, LLC (f/k/a Morningside Value Investors, LLC), a Delaware limited liability company (“Hummingbird”), has sole voting power as to 2,813,288 of such shares, sole dispositive power as to 2,813,288 of such shares, shared voting power as to none of such shares and shared dispositive power as to none of such shares. Hummingbird, as investment manager, and Hummingbird Capital LLC, as general partner, may be deemed to have sole voting and investment authority over 775,581 shares of Common Stock owned by The Hummingbird Value Fund, L.P., 818,478 shares of Common Stock owned by The Hummingbird Microcap Value Fund, L.P., and 1,219,229 shares of Common Stock owned by The Hummingbird Concentrated Fund, L.P. Paul D. Sonkin, managing member and control person of Hummingbird (“Sonkin”), has sole voting and dispositive power as to an additional 40,666 shares of Common Stock and shared dispositive power as to an additional 43,100 shares which if included with the 2,813,288 shares listed above would result in a total of 2,897,054 shares or 14.35% of the total outstanding Common Stock. See footnote 11 below. The mailing address of Hummingbird is 460 Park Avenue, 12th Floor, New York, NY 10022.

(2)	According to a Schedule 13G, dated as of February 1, 2006, filed with the SEC, Dimensional Fund Advisors Inc., a Delaware corporation (“Dimensional”), has sole voting power as to 1,744,081 of such shares, sole dispositive power as to 1,744,081 of such shares, shared voting power as to none of such shares and shared dispositive power as to none of such shares. Dimensional is an Investment Advisor under Section 13d-1(b)(1)(ii)(E) of the Exchange Act. The mailing address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(3)	According to a Schedule 13G, dated as of February 14, 2006, filed with the SEC, Wellington Management Company, LLP, a Massachusetts limited liability partnership (“Wellington”), has sole voting power as to none of such shares, sole dispositive power as to none of such shares, shared voting power as to 363,500 of such shares and shared dispositive power as to 1,013,500 of such shares. Wellington is an Investment Advisor as defined in Section 13d-1(b)(1)(ii)(E) of the Exchange Act. The mailing address of Wellington is 75 State Street, Boston, MA 02109.

(4)	The address for all directors and executive officers of the Company and the Company’s Employee Stock Ownership Plan (“ESOP”) Committee is c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, CA 92618.

(5)	Includes 62,999 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006.

(6)	Includes 1,361,000 shares held by Steven G. Murdock, as Trustee of the Steven G. Murdock Trust u/a/d August 16, 2001.

(7)	Includes 62,999 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006.

(8)	Includes 32,999 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006. Effective December 15, 2006, Mr. Hoopis resigned from the Board.

(9)	Includes 19,999 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006. Effective December 15, 2006, Mr. Fotheringham resigned from the Board.

(10)	Includes 4,999 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006.

(11)	Includes 2,813,288 shares held by Mr. Sonkin, as managing member and control person of Hummingbird. Also includes 40,666 shares of Common Stock held in Mr. Sonkin’s and his wife Ms. Sonkin’s IRA Accounts and 43,100 shares of Common Stock held in IRA Accounts of various other parties for which Mr. Sonkin has dispositive power but disclaims beneficial ownership. See footnote 1 above.

(12)	Includes 567,213 shares held by Mr. Chadwick, as co-managing member of Chadwick Capital Management LLC, a Delaware limited liability company and the general partner of Monarch Activist Partners LP, a Delaware limited partnership.

(13)	Includes 311,666 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006 and 20,000 shares subject to a restricted stock award, dated May 24, 2005, which includes a three-year term time-based as well as a performance-based restriction schedule. Also includes 5,202 shares held by Mr. Peterson in an IRA account and 19,376 shares allocated to Mr. Peterson’s ESOP account as an ESOP participant. Mr. Peterson’s ESOP shares are fully vested. Excludes 1,391,713 shares held by the ESOP as of June 30, 2006. Mr. Peterson is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,391,713 shares owned by the ESOP were included, Mr. Peterson would be deemed to beneficially own 1,757,857 shares, or 8.58%. See footnotes 16 and 17 below. In connection with the elimination by the Company of its internal general counsel position, Mr. Peterson’s employment with the Company as its Senior Vice President, General Counsel and Secretary, will terminate effective February 28, 2007.

(14)	Includes 180,335 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006 and 20,000 shares subject to a restricted stock award, dated May 24, 2005, which includes a three-year term time-based as well as a performance-based restriction schedule. Also includes 10,475 shares held by Mr. Davis in an IRA account and 13,223 shares allocated to Mr. Davis’ ESOP account as an ESOP participant. Mr. Davis’ ESOP shares are fully vested. Excludes 1,391,713 shares held by the ESOP as of June 30, 2006. Mr. Davis is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,391,713 shares owned by the ESOP were included, Mr. Davis would be deemed to beneficially own 1,625,746 shares, or 7.98%. See footnotes 16 and 17 below.

(15)	Includes 306,666 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006 and 20,000 shares subject to a restricted stock award, dated May 24, 2005, which includes a three-year term time-based as well as a performance-based restriction schedule. Also includes 5,202 shares held by Mr. Christensen in an IRA account and 31,356 shares allocated to Mr. Christensen’s ESOP account as an ESOP participant. Mr. Christensen’s ESOP shares are fully vested. Excludes 1,391,713 shares held by the ESOP as of June 30, 2006. Mr. Christensen is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,391,713 shares owned by the ESOP were included, Mr. Christensen would be deemed to beneficially own 1,764,937 shares, or 8.61%. See footnotes 16 and 17 below.

(16)	Includes both allocated and unallocated shares owned by the ESOP. Unallocated shares (as well as allocated shares for which the ESOP has not received voting instructions) are voted by the trustee of the ESOP, Wells Fargo Bank, N.A. (the “Trustee”), as directed by the ESOP Committee. Each participant in the ESOP is entitled to direct the Trustee as to how to vote shares allocated to his or her ESOP account, irrespective of whether the participant’s shares are vested. Any allocated shares of Common Stock for which participants do not provide voting instructions are voted by the Trustee in the manner directed by the ESOP Committee. The ESOP Committee is comprised of Mark D. Peterson, the Company’s Senior Vice President, General Counsel and Secretary, Robert L. Davis, the Company’s Senior Vice President — Sales, and Brent W. Christensen, the Company’s Senior Vice President — Finance and Chief Financial Officer. Each of the members of the ESOP Committee, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. The Trustee’s address is 4365 Executive Drive, Suite 1700, San Diego, CA 92121-2130.

(17)	Includes 982,662 shares subject to options that are currently exercisable or will become exercisable on or before December 31, 2006 and 60,000 shares subject to restricted stock awards, dated May 24, 2005, which each includes a three-year term time-based as well as a performance-based restriction schedule. Also includes 5,202, 10,475 and 5,202 shares held by each of Messrs. Peterson, Davis and Christensen, respectively, in an IRA account. Also includes 19,376, 13,223 and 31,356 shares allocated to Messrs. Peterson’s, Davis’ and Christensen’s ESOP accounts, respectively, as ESOP participants. Messrs. Peterson’s, Davis’ and Christensen’s ESOP shares are fully vested. Excludes 1,391,713 shares held by the ESOP as of June 30, 2006. Messrs. Peterson, Davis and Christensen are members of the ESOP Committee and, other than as a participant, each disclaims beneficial ownership of any of the shares owned by the ESOP. If the 1,391,713 shares owned by the ESOP were included, all directors and executive officers as a group would be deemed to beneficially own 7,397,276 shares, or 34.94%. See footnotes 5 through 16 above.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

The following table sets forth certain summary information concerning the compensation paid to the Company’s Chief Executive Officer and the Company’s three other executive officers for the fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004 (collectively, the “Named Executive Officers”).

Summary Compensation Table

				Long Term Compensation (5)
		Annual		Securities	Restricted
		Compensation(3)		Underlying	Stock		All Other
		Salary	Bonus	Options	Awards		Compensation(8)
Name and Principal Position	Year	($)	($)	(#)(4)	($)		($)

Steven G. Murdock(1)	2006	450,000	0	0	165,000	(6)	—
Chief Executive Officer and	2005	450,000	0	100,000			—
President and Secretary	2004	443,300	325,300	75,000			—
Mark D. Peterson(2)	2006	290,800	0	0	82,500	(7)	8,630
Senior Vice President,	2005	281,600	0	50,000			8,860
General Counsel and Secretary	2004	258,600	194,800	40,000			16,900
Robert L. Davis	2006	268,300	0	0	82,500	(7)	8,630
Senior Vice President —	2005	259,100	0	50,000			8,860
Sales	2004	237,900	181,600	40,000			16,900
Brent W. Christensen	2006	232,800	0	0	82,500	(7)	8,630
Senior Vice President — Finance	2005	225,600	0	50,000			8,860
and Chief Financial Officer	2004	206,900	155,800	40,000			16,900

(1)	Mr. Murdock resigned as Chief Executive Officer as of May 8, 2006. He will remain a member of the Board and a consultant for the Company. Mr. Steven L. Muellner was appointed as Chief Executive Officer and President on May 8, 2006.

(2)	In connection with the elimination by the Company of its internal general counsel position, Mr. Peterson’s employment with the Company as its Senior Vice President, General Counsel and Secretary, will terminate effective February 28, 2007.

(3)	The aggregate amount of perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers during the three fiscal years presented in the table did not exceed the lesser of 10% of such officer’s total annual salary and bonus for each such fiscal year or $50,000. Therefore, no “Other Annual Compensation” column has been included in this table.

(4)	All stock options granted to the Named Executive Officers were non-qualified options granted under the Company’s 1997 Stock Incentive Plan, as amended (the “Plan”).

(5)	The following table reflects the aggregated restricted stock holdings for each of the Named Executive Officers as of the end of the 2006 fiscal year and the value of such restricted stock based on the market value of the stock on February 28, 2006 (the last day of trading for the 2006 fiscal year):

	Number of Shares of	Value of Unvested
	Unvested Restricted	Restricted Stock at
	Stock at February 28,	February 28,
	2006	2006 ($)

Steven G. Murdock	60,000	$171,000
Mark D. Peterson	30,000	85,500
Robert L. Davis	30,000	85,500
Brent W. Christensen	30,000	85,500

(6)	Represents the grant to Mr. Murdock of 60,000 restricted shares of common stock. The value set forth above is based on the closing price on the date of grant, May 24, 2005, which was $2.75 per share. The grant included the right to receive dividends on the restricted shares. Upon Mr. Murdock’s resignation on May 8, 2006, 20,000 of such shares were deemed fully vested and the remaining 40,000 unvested shares were forfeited.

(7)	Represents the grant to each Named Executive Officer of 30,000 restricted shares of common stock. The shares are scheduled to vest in annual installments over a three-year term and are also subject to performance-based vesting requirements. The value set forth above is based on the closing price of the common stock on the date of grant, May 24, 2005, which was $2.75 per share. As of November 1, 2006, 10,000 shares subject to each of these grants had vested. The value of the remaining 20,000 unvested shares for each Named Executive Officer was $38,400 based on the $1.92 closing price of the common stock on that date. The grants include the right to receive dividends on the restricted shares.

(8)	Amounts represent the aggregate value of shares of the Company’s Common Stock (based upon the share price as of the end of each respective fiscal year) allocated to each Named Executive Officer’s account under the Company’s Employee Stock Ownership Plan (“ESOP”) pursuant to (i) the Company’s matching contribution under the ESOP for amounts deferred under the Company’s 401(k) Plan and (ii) the Company’s contribution under the ESOP.

Summary of Option Grants

No stock options were granted to any of the Named Executive Officers during the 2006 fiscal year.

Summary of Options Exercised

The following table provides certain summary information concerning the exercise of stock options by the Named Executive Officers during the 2006 fiscal year together with the fiscal year-end value of unexercised options.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

				Value of
			Number of	Unexercised in
	Shares		Securities Underlying	The Money
	Acquired on	Value	Unexercised Options	Options at
	Exercise	Realized	at Fiscal Year End	Fiscal Year-End(1)
	#	$	Exercisable/Unexercisable #	Exercisable/Unexercisable $

Steven G. Murdock	0	0	696,388/48,612	43,200/0
Mark D. Peterson	0	0	295,554/24,446	32,400/0
Robert L. Davis	0	0	164,223/24,446	10,081/0
Brent W. Christensen	0	0	290,554/24,446	32,400/0

(1)	These amounts represent the difference between the market value of the securities underlying the options on February 28, 2006 (the last day of trading for the 2006 fiscal year) and the exercise price of “in-the-money” options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the fiscal year ended February 28, 2006, the Company’s Compensation Committee consisted of Messrs. Michael P. Hoopis (Chairman) and Harry L. Casari. As of March 22, 2006, Mr. Frederick H. Schneider, Jr. joined the Company’s Compensation Committee. Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Compensation Committee was reconstituted such that it is comprised of Messrs. Sonkin (Chairman), Casari and McQuay. None of Messrs. Hoopis, Casari Sonkin, McQuay or Schneider is, nor has any of them ever been, an officer or employee of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions, and there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers or directors.

REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

As members of the Compensation Committee, it is our duty to review and oversee the Company’s overall compensation program for its senior management. The Compensation Committee oversees the administration of the Meade Instruments Corp. 1997 Stock Incentive Plan, as amended (the “Plan”). In addition, the Compensation Committee establishes the compensation and evaluates the performance of the Chief Executive Officer. The Compensation Committee is comprised entirely of non-employee directors.

The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company’s overall growth and financial performance, including each person’s individual performance during the previous fiscal year. The Company’s compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.

The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the financial success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.

The Compensation Committee establishes the compensation package for the Company’s Chief Executive Officer and reviews the compensation package of certain other members of senior management in light of information collected by the Compensation Committee regarding the compensation practices of similarly situated companies. As of May 8, 2006, following the retirement of Mr. Steven G. Murdock, Mr. Steven L. Muellner was named President and Chief Executive Officer of the Company. The Compensation Committee considers various indicators of success on both a corporate and an individual level in determining the overall compensation package for Mr. Muellner and for other members of senior management.

The Company’s annual compensation package for the Chief Executive Officer and the other members of senior management will typically consist of: (a) salary; (b) annual cash bonuses; and (c) long-term incentive or non-cash awards, generally stock options or restricted shares. Mr. Murdock’s base salary for the 2006 fiscal year was based on his employment agreement with the Company (the “Murdock Employment Agreement”), pursuant to which he served as Chief Executive Officer, President and Secretary. The Murdock Employment Agreement established Mr. Murdock’s minimum annual base salary at $450,000 per year, subject to annual increases at the discretion of the Board. Effective May 8, 2006, the Board authorized and approved an employment arrangement (the “Muellner Employment Arrangement”) for Steven L. Muellner, pursuant to which Mr. Muellner would serve as the Company’s Chief Executive Officer and President. Pursuant to the Muellner Employment Arrangement, Mr. Muellner will receive a base salary of $350,000, subject to annual increases at the discretion of the Board. See “Employment Agreements” below.

Mr. Murdock did not receive a cash bonus during the 2006 fiscal year because the performance-based components of Mr. Murdock’s bonus agreement were not met during fiscal 2005. Furthermore, the performance-based components of Mr. Murdock’s fiscal 2006 bonus agreement were not met and therefore no cash bonus was paid to Mr. Murdock during fiscal 2007.

For the Company’s performance during the 2007 fiscal year, the Company has entered into Performance Share Award Agreements (“Bonus Agreements”) with certain members of management and other key employees of the Company, including Mr. Muellner. Mr. Muellner’s Bonus Agreement entitles Mr. Muellner to receive an award of restricted shares of the Company’s Common Stock with an aggregate market value (i.e., the number of shares granted multiplied by the closing price of the Company’s Common Stock on the last trading day of the fiscal year) from a minimum award amount of 0% up to a maximum award amount of 40% of Mr. Muellner’s base salary pro-rated for the amount of time Mr. Muellner was employed with the Company during the fiscal year. The award amount is based on Mr. Muellner’s level of achievement of certain personal objectives as determined in the discretion of the Compensation Committee. Mr. Muellner’s personal objectives are based on certain qualitative and quantitative goals related to the following factors: (i) fiscal 2007 net revenue; (ii) inventory reduction during fiscal

2007; (iii) consolidation of certain operations during fiscal 2007; (iv) satisfaction of certain difficulties related to the Company’s Asian riflescope production; and (v) Mr. Muellner’s overall performance. The Bonus Agreements for the other named executive officers entitle such officers to receive cash bonus awards equal to a targeted percentage of each individual’s respective base salary. These cash bonus awards are based upon the Company and each respective officer achieving certain quantitative and qualitative financial and business objectives. For example, the amount of cash bonus for the other named executive officers for fiscal 2007, if any, is based upon the Company achieving certain pre-tax income amounts together with each officer satisfying certain qualitative key management objectives. The establishment of these Bonus Agreements, together with the determination of each officer’s base salary, was determined to be appropriate by the Compensation Committee.

The Compensation Committee reviews the cash compensation paid to each member of senior management in a similar manner as that of the Chief Executive Officer. Each officer’s overall cash compensation is based upon the Company achieving certain financial objectives, together with each officer satisfying certain qualitative individual management objectives.

The Plan provides the Company with the ability to periodically reward key employees with equity incentives such as stock options and restricted shares. These long-term incentives are designed to couple the interests of key employees with those of the stockholders of the Company. Stock options and restricted shares provide an incentive that focuses the individual’s attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options and restricted shares can be tied, in part, to the future performance of the Company’s Common Stock and provides additional value to the recipient when the price of the Company’s Common Stock increases. Stock options and restricted shares reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options and restricted shares helps to attract and retain senior managers with long-term management perspectives. During the 2006 fiscal year, the Company granted restricted stock awards to various members of the Company’s management, including Mr. Murdock. The number of shares of restricted stock granted to each member of senior management was determined in accordance with the relative position, seniority and contribution of each such officer. During the 2006 fiscal year, Mr. Murdock was granted 60,000 shares of the Company’s Common Stock subject to a restricted stock award. Pursuant to Mr. Murdock’s Executive Severance Agreement (see “Severance Agreements”), in connection with Mr. Murdock’s resignation, 20,000 of such restricted shares of Common Stock that were scheduled to vest on May 24, 2006 were deemed vested as of the date of Mr. Murdock’s resignation and the remaining 40,000 restricted shares of Common Stock were cancelled as of such date. Moreover, all of Mr. Murdock’s outstanding stock options as of his resignation date were cancelled. In accordance with the terms of Mr. Muellner’s Employment Arrangement, Mr. Muellner received during fiscal 2006 an option to purchase up to 500,000 shares of the Company’s Common Stock at an exercise price equal to the closing market price on his first date of employment. This stock option was issued as a non qualified stock option under, and be subject to, the terms of the Plan. In addition, subject to stockholder approval (see “Approval of Stand-Alone Nonqualified Stock Option Agreement”), Mr. Muellner will receive an additional option to purchase up to 200,000 shares of the Company’s Common Stock at an exercise price equal to the closing market price on his first date of employment. This stock option will be issued as a non qualified stock option outside of the Plan. Both stock options will become exercisable in 25% increments beginning on the first anniversary of the option date and on each subsequent anniversary until the stock options are exercisable in full.

The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package that will preserve the deductibility of such payments for the Company.

The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. However, the Compensation Committee reserves the right to design compensation programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS*

Michael P. Hoopis (Chairman)
Harry L. Casari
Frederick H. Schneider, Jr.

*	Effective December 15, 2006, and in connection with the resignations of Messrs. Hoopis and Fotheringham from the Board, the Compensation Committee was reconstituted such that it is comprised of Messrs. Sonkin (Chairman), Casari and McQuay.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total returns(1) for (i) the Company, (ii) the Nasdaq U.S. Composite Index and (iii) the Russell 2000 Index(2).

	2/28/01	2/28/02	2/28/03	2/29/04	2/28/05	2/28/06
	($)	($)	($)	($)	($)	($)
Nasdaq Stock Market (U.S.)	100.00	81.27	63.38	95.45	96.91	108.55
Russell 2000 Index	100.00	98.94	76.00	123.44	133.66	154.02
Meade Instruments Corp.	100.00	40.80	47.04	59.84	49.60	45.60

(1)	Total returns assumes reinvestment of dividends.

(2)	The Russell 2000 Index is comprised of 2000 small U.S. company stocks (companies with a median market capitalization of less than $500 million).

(3)	Assumes $100 invested on February 28, 2001.

IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT, OR THE EXCHANGE ACT, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

EMPLOYMENT AGREEMENTS

Employment Agreements

The Company has employment arrangements and agreements, which are amended from time to time, with each of the Named Executive Officers. The material terms of those employment arrangements and agreements are as follows: On April 28, 2006, the Company entered into the Employment Arrangement with Mr. Muellner pursuant to which Mr. Muellner serves as the Company’s President and Chief Executive Officer. Under the terms of the Employment Arrangement, Mr. Muellner receives a base salary of $350,000 and is also eligible for a bonus in addition to his base salary. The terms and conditions of this bonus are described in the Compensation Committee Report. Mr. Muellner is also eligible to participate in Meade’s Employee Stock Ownership Plan (“ESOP”). Mr. Muellner is eligible to participate in Meade’s 401(k), group medical, dental, life insurance, vision and long-term disability plans, subject to the terms and conditions of such plans. Mr. Muellner is also entitled to three weeks paid vacation each twelve-month period with a maximum accrued vacation not to exceed six weeks. Mr. Muellner is employed by the Company at will and his employment relationship may be terminated by either Mr. Muellner or the Company at will at any time, with or without notice, and with or without cause; provided, however, that in the event his employment is terminated without cause, he will be entitled to receive a lump-sum payment equal to 50% of his annualized base salary, which will increase to a lump-sum payment equal to 100% of his annualized base salary in the event he is terminated without cause after one year of service for the Company. In the event of a change in the control of the Company, if Mr. Muellner’s employment is subsequently terminated in connection with such change in control, he will be eligible to receive a lump-sum payment equal to that set forth above, pursuant to such terms. In addition to the Employment Arrangement of Mr. Muellner, each of the other Named Executive Officers have employment agreements (the “Employment Agreements”) with the following terms: the Employment Agreements provide for the payment of an annual base salary of $291,000 for Mr. Peterson, $268,500 for Mr. Davis and $233,000 for Mr. Christensen (collectively the “FY2006 Executive Officers”). The amount of these base salaries will be reviewed annually by the Compensation Committee. The FY2006 Executive Officers are also entitled to participate in and be covered by all bonus, incentive and other employee health, insurance, 401(k) and other plans and benefits currently established for the employees of the Company. Each of the FY2006 Executive Officers is also entitled to participate in the Company’s ESOP. In addition, the Employment Agreements provide the FY2006 Executive Officers with vacation benefits of three weeks per year and reimbursement of all business expenses. If the Company terminates a FY2006 Executive Officer’s employment without cause, or if a FY2006 Executive Officer terminates his employment under certain circumstances set forth in the Employment Agreement, then the FY2006 Executive Officer shall be entitled to a lump sum payment equal to one year’s aggregate salary and benefits. If the FY2006 Executive Officer is terminated for a disability, then such FY2006 Executive Officer is entitled to receive 100% of his or her base salary (less any amount paid to such individual pursuant to any disability insurance or benefit plan provided by the Company) for up to 24 months. In the event of a change-in-control of the Company (as defined in the Employment Agreements), each FY2006 Executive Officer would be entitled to the greater of (i) 2.99 times the FY2006 Executive Officer’s highest aggregate annual amount of compensation (including base salary, bonus and additional benefits) during the preceding three fiscal years or (ii) 2.99 times the FY2006 Executive Officer’s base salary and additional benefits, including the full targeted amount of any bonus or incentive agreement for the year in which the FY2006 Executive Officer’s resignation or discharge occurs, subject to certain voluntary reductions based on the maximum amount allowable without penalty under Section 280G of the Code. In addition, a FY2006 Executive Officer may not compete with the Company or solicit its customers or employees, during the term of the Employment Agreement or for one year after termination of employment. In connection with the elimination by the Company of its internal general counsel position, Mr. Peterson’s employment with the Company as its Senior Vice President, General Counsel and Secretary, will terminate effective February 28, 2007.

Severance Agreements

On January 20, 2006, the Company announced that Steven G. Murdock was resigning as President, Chief Executive Officer and Secretary upon the naming of his successor. Mr. Murdock’s resignation became effective on May 8, 2006 upon Steven L. Muellner’s becoming President and Chief Executive Officer of the Company.

In connection with Mr. Murdock’s resignation, the Company and Mr. Murdock entered into an Executive Severance Agreement pursuant to which, among other matters, the Company agreed to pay Mr. Murdock severance in the amount of $450,000, payable in installments over a one-year period, and to pay Mr. Murdock’s COBRA premiums or otherwise provide continued medical coverage for the three-year period following the resignation date. In addition, the parties agreed that all of Mr. Murdock’s outstanding stock options would terminate as of the resignation date, that 20,000 shares of common stock subject to a restricted stock award granted to Mr. Murdock that were scheduled to vest on May 24, 2006 would be deemed vested as of the date of Mr. Murdock’s resignation and that the remaining 40,000 shares subject to the award would terminate as of that date. Mr. Murdock also agreed to act as a consultant to the Company through May 7, 2008. In exchange for such consulting services, the Company agreed to pay Mr. Murdock $140,000 for the first twelve months following May 8, 2006, and $20,000 for the second twelve months thereafter.

In addition to the Executive Severance Agreement referred to above, the Company and Mr. Murdock entered into a Registration Rights Agreement, pursuant to which the Company has agreed to register for resale by Mr. Murdock, all of the shares of the Company’s common stock owned by Mr. Murdock. In addition, the Company has agreed, subject to certain limits set forth in the Registration Rights Agreement, to pay for the expenses related to the registration of such shares.

Change in Control Arrangements

A change in control of the Company triggers accelerated vesting of outstanding awards granted under the 1997 Stock Incentive Plan in certain circumstances and certain payments as set forth in “Employment Agreements.”

PROPOSAL 4

APPROVAL OF STAND-ALONE NONQUALIFIED STOCK OPTION AGREEMENT

In connection with the employment of the Company’s new President and Chief Executive Officer, Steven L. Muellner, the Board approved a grant of stock options to Mr. Muellner covering a total of 700,000 shares of the Company’s common stock. Mr. Muellner was granted an option under Meade’s 1997 Stock Incentive Plan (the “Plan”) covering 500,000 shares, which is the share limit for awards that may be granted under the Plan to any individual in any one year. In addition to the 500,000 share option grant, Mr. Muellner was granted, subject to stockholder approval, an additional option grant covering 200,000 shares of the Company’s common stock pursuant to a Stand-Alone Nonqualified Stock Option Agreement, dated as of May 8, 2006 (the “Agreement”). Stockholders are being asked to approve the Agreement. If stockholders do not approve the Agreement, the option covering 200,000 shares of the Company’s Common Stock evidenced by the Agreement (the “Option”) will terminate and Mr. Muellner will not have any rights with respect to such option. Mr. Muellner’s option covering 500,000 shares of the Company’s common stock will continue in accordance with its terms regardless of whether stockholders approve the Agreement.

The principal terms of the Agreement are summarized below. The following summary is qualified in its entirety by the full text of the Agreement, which is attached as Annex B to the copy of this Proxy Statement that was filed electronically with the SEC, and is accessible on the Company’s website at www.meade.com as well as on the SEC’s website at www.sec.gov. A copy of the Agreement may also be obtained by contacting Brent Christensen, the Company’s Senior Vice President - Finance and CFO, at 6001 Oak Canyon, Irvine, California 92618 (telephone number (949) 451-1450).

Summary Description of the Agreement

Purpose.  The purpose of the Agreement is to provide an additional means to motivate, retain and reward Mr. Muellner through the grant of an option that provides added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

Stock Option and Exercisability of Option.  A stock option is the right to purchase shares of Common Stock at a future date at a specified price (the “exercise price” of the option). The exercise price of the Option granted under the Agreement is $2.89 per share, the closing price of the Common Stock on May 8, 2006 (the “Grant Date”). The

Option covers 200,000 shares of Common Stock and shall become exercisable in 25% increments beginning on the first anniversary of the Grant Date and on each subsequent anniversary until the Option is exercisable in full. The Option shall remain exercisable until the close of business on the day before the tenth anniversary of the Grant Date, unless earlier terminated pursuant to certain provisions of the Agreement described below.

Exercise of Option.  Full payment for shares purchased on the exercise of any portion of the Option must be made at the time of such exercise in a manner approved by the Board (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned shares of Common Stock, subject to certain limitations set forth in the Agreement and the requirements of all applicable laws).

Adjustment of Option.  As is customary in stock option agreements of this nature, the number of shares subject to the Option, as well as the exercise price, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

No Limit on Other Authority.  The Agreement will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Transfer Restrictions.  Subject to certain exceptions contained in the Agreement (which generally include transfers to the Company, Mr. Muellner’s designation of a beneficiary, the exercise of Mr. Muellner’s Option by his legal representative in the event of his disability, and transfers pursuant to certain court orders), the Option is not transferable by Mr. Muellner other than by will or the laws of descent and distribution and is generally exercisable, during Mr. Muellner’s lifetime, only by him. Any amounts payable or shares issuable pursuant to the Agreement will be paid only to Mr. Muellner or his beneficiary or representative. The Board may, however, permit the transfer of the Option if Mr. Muellner presents satisfactory evidence that the transfer is for estate or tax planning purposes.

Acceleration of Option; Possible Early Termination of Option.  Unless otherwise determined by the Board prior to a Change in Control Event, generally upon the Change in Control Event the Option will become immediately exercisable and may terminate in such circumstances. A “Change in Control Event” under the Agreement generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company’s stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company’s assets.

Effect of Termination of Employment.  Any portion of the Option which is not then exercisable will generally terminate upon the date Mr. Muellner is no longer employed by the Company, any portion of the Option which is exercisable must be exercised within three months after such date if the termination of employment was for any reason other than retirement, total disability, death or discharge for cause. In the event Mr. Muellner is discharged for cause, his Option will terminate immediately upon such termination of employment. If the termination of employment is due to retirement, total disability or death, any portion of the Option which is exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may the Option be exercised after its stated term. The Board may accelerate the vesting of Mr. Muellner’s Option in connection with his termination of employment (other than termination by the Company for cause).

Securities Underlying Awards.  The market value of a share of Common Stock as of November 1, 2006 was $1.92 per share. The Company plans to register under the Securities Act of 1933, as amended, the additional shares of Common Stock made available under the Agreement.

Federal Income Tax Consequences.  The Company is generally entitled to deduct an amount equal to the difference between the Option exercise price and the fair market value of the shares at the time of exercise, and Mr. Muellner would generally recognize taxable income in that amount.

If the Option is accelerated in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain excise taxes may be triggered). Further, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

The above tax summary discusses general tax principles applicable to, and income tax consequences of, the Agreement under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

Vote Required for Approval of the Agreement

The Board believes that the Option grant, if stockholders approve the Agreement, will promote the interests of the Company and its stockholders and continue to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

Mr. Muellner is a member of the Board and has a personal interest in approval of the Agreement.

Approval of the Agreement requires the affirmative vote of a majority of the Common Stock present, or represented by proxy, and entitled to vote on the matter at the Annual Meeting.

The Board has Approved and Recommends that the Stockholders Vote “FOR” the Agreement.

Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2.

PROPOSAL 5

APPROVAL OF AMENDMENTS TO 1997 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the following amendments (the “Amendments”) to the Meade Instruments Corp. 1997 Stock Incentive Plan (the “Plan”), which were adopted, subject to stockholder approval, by the Board on December 15, 2006:

•	Extension of Plan Term. The proposed Amendments would extend the Company’s authority to grant new awards under the Plan by two years until February 4, 2009.

•	Elimination of Repricing. The proposed Amendments would eliminate the Company’s ability to reprice stock options and stock appreciation rights granted under the Plan (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders).

Stockholders are not being asked to approve any increase in the number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the Plan. The Plan’s existing aggregate share limit of 5,500,000 shares would be retained. As of December 1, 2006, approximately 1,700,000 shares were available for future award grants under the Plan.

The Board believes that the Amendments will help the Company retain and motivate eligible employees and will help further align the interests of eligible employees with those of stockholders.

The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan (as amended subject to stockholder approval of the Amendments), which is attached as Annex C to the copy of this Proxy Statement that was filed electronically with the SEC and is accessible on the Company’s website at www.meade.com as well as on the SEC’s website at www.sec.gov. A copy of the Plan (as amended subject to stockholder approval of the Amendments) may also be obtained by contacting Brent Christensen, the Company’s Senior Vice President — Finance and CFO, at 6001 Oak Canyons, Irvine, CA 92618, telephone number (949) 451-1450.

Summary Description of the Amended Plan

The purpose of the Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel, including officers, and experienced and knowledgeable independent directors through the grant of options and other awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

Awards.  The Plan authorizes stock options (incentive or nonqualified), stock appreciation rights (“SARs”), restricted stock, performance share awards and stock bonuses.

Administration.  The Plan is administered by either the Board or a committee of the Board (the “Administrator”). The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. The Board has appointed the Compensation Committee as the Plan’s Administrator.

No Repricing.  In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or SAR under the Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility.  Persons eligible to receive awards under the Plan include officers, directors, key employees and consultants of the Company or any of its subsidiaries. Members of the Board who are not officers or employees of the Company (each a “Non-Employee Director”) are eligible to receive certain automatic option grants under the Plan, as described more fully below. Approximately 40 officers and key employees of the Company, including all of the Company’s Named Executive Officers, are considered eligible under the Plan at the present time, subject to the power of the Administrator to determine eligible persons to whom awards will be granted. Currently, there are 6 Non-Employee Directors.

Limits on Awards; Authorized Shares.  The maximum number of shares of Common Stock that may be issued or delivered pursuant to awards granted under the Plan is 5,500,000 shares. As noted above, as of December 1, 2006, only approximately 1,700,000 shares remain available for future award grants under the Plan and stockholders are not being asked to increase this limit. The maximum number of shares of Common Stock subject to awards that may be granted to any individual during any calendar year is 500,000 shares and the maximum number of shares of Common Stock that may be issued pursuant to automatic option grants to Non-Employee Directors is 250,000 shares.

As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders. Shares that are subject to or underlie awards which expire or fail to vest or which are cancelled, terminated, forfeited, or not paid or delivered under the Plan for any reason, as well as reacquired shares, become available, except to the extent prohibited by law, for additional awards under the Plan.

The Plan will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Transfer Restrictions.  Subject to certain exceptions contained in the Plan (which generally include transfer to the Company, a participant’s designation of a beneficiary, the exercise of a participant’s award by the participant’s legal representative in the event of the participant’s disability, and transfers pursuant to certain court orders), awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator may, however, permit the transfer of an award if the transferor presents satisfactory evidence that the transfer is for estate or tax planning purposes.

Stock Options.  A stock option is the right to purchase shares of Common Stock at a future date at a specified price (the “exercise price” of the option). An option may either be an “incentive stock option” or a “nonqualified stock option.” Incentive stock option benefits are taxed differently than nonqualified stock option benefits, as described under “Federal Income Tax Consequences” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Plan.

The exercise price of options granted under the Plan will be determined by the Administrator, but, in the case of incentive stock options, may be no less than the fair market value of a share on the date of grant; provided, however, that the exercise price may be no less than 110% of fair market value for incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned Common Stock, subject to certain limitations set forth in the Plan). Options granted under the Plan may be exercised at the time or times determined by the Administrator, but in no event may options be exercised after ten years from the date of grant; provided, however, that incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock may not be exercised after five years from the date of grant.

Stock Appreciation Rights.  An SAR is the right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the Common Stock. SARs may be granted in connection with other awards or independently. The Administrator may also grant limited SARs exercisable only upon or in respect of a change in control or any other specified event; such limited SARs may relate to or operate in tandem with other SARs, options or other awards under the Plan.

Restricted Stock Awards.  A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

Performance-Based Awards.  Performance share awards may be granted on the basis of such factors as the Administrator deems appropriate. Generally, these awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the award, the consideration, if any, to be paid for such shares by the participant and the conditions upon which the issuance of the shares will be based.

In addition to awards under the other provisions of the Plan, the Plan provides that the Administrator may grant to eligible officers performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code (“Section 162(m) Performance-Based Awards”). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered Section 162(m) Performance-Based Awards. Other Section 162(m) Performance-Based Awards must be based on performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years. The business criteria on which performance goals may be established include one or more of the following as applied to the consolidated operations, or one or more subsidiaries or business segments of the Company: (1) net cash flow (including cash and cash equivalents) from operations or net cash flow from operations, financing and investing activities, (2) earnings per share of Common Stock on a fully diluted basis determined by dividing (a) net earnings less dividends on Preferred Stock, if any, of the Company and its subsidiaries by (b) the weighted average number of shares of Common Stock and Common Stock equivalents outstanding, (3) consolidated net income of the Company and its subsidiaries (less, if any, preferred dividends), divided by the average consolidated common stockholders’ equity, or (4) change in the market price of the Company’s Common Stock plus dividends and other distributions paid, divided by the beginning market price of the Common Stock, adjusted for any changes in equity structure. Section 162(m) Performance-Based Awards (other than options and SARs) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

Grants of Section 162(m) Performance-Based Awards in any calendar year to any individual participant may not be made with reference to more than 350,000 shares. Section 162(m) Performance-Based Awards that do not relate to shares and are payable in cash and that are granted in any calendar year to any individual participant can not provide for payment of more than $1,000,000. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying options or SARs) are paid to a covered officer, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and is expected to reserve “negative” discretion to reduce the number of shares delivered pursuant to payments of awards below maximum award limits.

Stock Bonuses.  The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded is determined by the Administrator, and such an award may be granted independently or in lieu of a cash bonus.

Acceleration of Awards; Possible Early Termination of Awards.  Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and SAR will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A “Change in Control Event” under the Plan generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company’s stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company’s assets.

Effect of Termination of Employment.  Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company. Options which have become exercisable must be exercised within three months after such date if the termination of employment was for any reason other than retirement, total disability, death or discharge for cause. In the event a participant is discharged for cause, all options will lapse immediately upon such termination of employment. If the termination of employment is due to retirement, total disability or death, the options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an option be exercised after its stated term. SARs generally have the same termination provisions as the options to which they relate. In respect of each other award granted under the Plan, a participant’s rights and benefits (if any) in the event of a termination of employment will be determined by the Administrator, which may make distinctions based upon the cause of termination and the nature of the award. The Administrator may increase the portion of a participant’s award available to the participant in connection with a participant’s termination of employment (other than termination by the Company for cause).

Amendments.  The Board may amend or terminate the Plan at any time. If any amendment to the Plan would (1) materially increase the benefits accruing to participants, (2) materially increase the aggregate number of shares which may be issued under the Plan or (3) materially modify the requirements of eligibility for participation in the Plan, then, to the extent then required by applicable law or deemed advisable by the Board, such amendment will be subject to stockholder approval. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. Subject to stockholder approval of the Amendments, the Plan will terminate on February 4, 2009, unless previously terminated by the Board.

Automatic Option Grants to Non-Employee Directors.  The Plan provides that each person who first becomes a Non-Employee Director is granted automatically a nonqualified stock option to purchase 5,000 shares of Common Stock. In addition, in each calendar year, there will be granted automatically (without any action by the Administrator) immediately following the annual meeting of stockholders in each such year, a nonqualified stock option to purchase 5,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board. A Non-Employee Director may not receive more than one nonqualified stock option under the Non-Employee Director program in any calendar year, nor more than 75,000 shares on exercise of all options awarded under such program. The purchase price per share of Common Stock covered by each such option will be the fair market value of the Common Stock on the date the option is granted. The Plan provides that Non-Employee Director Options expire on the tenth anniversary of the award date and become exercisable at the rate of 33 1/3% on each of the first three anniversaries of the date of grant. Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director program will become exercisable in full.

If a Non-Employee Director’s services as a member of the Board terminate by reason of retirement, death or total disability, any option granted under the Non-Employee Director program held by such Non-Employee Director will immediately become and will remain exercisable for two years after the date of such termination or until the expiration of the option’s term, whichever occurs first. If a Non-Employee Director’s services as a member of the Board terminate for any other reason, any portion of an option granted under the Non-Employee Director program held by such Non-Employee Director which is not then exercisable will terminate, and any portion of an option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the option’s term, whichever occurs first.

Securities Underlying Awards.  The market value of a share of Common Stock as of December 1, 2006 was $2.08 per share.

Federal Income Tax Consequences.  With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If incentive stock option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and performance share awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain excise taxes may be triggered). Further, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 per individual in certain circumstances.

The above tax summary discusses general tax principles applicable to, and income tax consequences of, the Plan under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

Specific Benefits

The Company has not approved any awards that are conditioned upon stockholder approval of the Amendments. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the Plan cannot be determined at this time. At this time, the Company is not considering any additional awards under the Plan. If the Amendments had been in effect previously, the Company expects that the grants would not have been substantially different from those actually made during fiscal 2006.

For information regarding stock-based awards granted to our named executive officers during the fiscal year ended February 28, 2006, see the material under the heading “Executive Compensation and Other Information” above. For information regarding past award grants under the Plan, see the “Aggregate Past Grants under the Plan” table below.

AGGREGATE PAST GRANTS UNDER THE PLAN

As of February 28, 2006, awards covering 6,123,500 shares of Common Stock had been granted under the Plan with 1,287,721 awards forfeited and the corresponding shares available for re-grant for a net of 4,835,779 shares of Common Stock granted under the Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

	Stock Options
			Number	Restricted Stock
			of Shares	Number		Number
	Number		Underlying	of Shares	Number	of Shares
	of Shares		Options as of	Subject	of Shares	Outstanding
	Subject	Number	February 28,	to Past	Vested	and Unvested
	to Past	of Shares	2006	Restricted	as of	as of
	Option	Acquired on	Exercisable/	Stock	February 28,	February 28,
Name and Position	Grants	Exercise	Unexercisable	Grants	2006	2006

Named Executive Officers:
Steven G. Murdock Chief Executive Officer, President and Secretary	745,000	0	696,388/48,612	60,000	0	60,000
Mark D. Peterson Senior Vice President, General Counsel and Secretary	390,000	70,000	295,554/24,446	30,000	0	30,000
Robert L. Davis Senior Vice President — Sales	230,000	41,331	164,223/24,446	30,000	0	30,000
Brent W. Christensen Senior Vice President — Finance and Chief Financial Officer	390,000	75,000	290,554/24,496	30,000	0	30,000
Total for All Executive Officers
(including the Named Executive
Officers identified above):	1,755,000	186,331	1,446,719/121,950	150,000	0	150,000
Non-Executive Director Group:	229,000	20,000	160,667/48,333	0	0	0
Each other person who has received
5% or more of the options,
warrants or rights under the
Plan	1,275,000	134,118	1,089,770/51,112	45,000	0	45,000
All employees, including all current
officers who are not executive
officers or directors, as a group	3,892,000	526,413	1,911,581/169,619	97,500	0	97,500
Total	5,876,000	732,744	3,518,967/339,902	247,500	0	247,000

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains one equity compensation plan. The Plan has been approved by the Company’s stockholders, In addition to the Plan, the Company has granted options under two separate Stock Option Agreements to two individuals. The terms and condition of these Stock Option Agreements were substantially similar to the terms and conditions of the Plan.

The following table sets forth, for each of our equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 28, 2006.

			Number of
			Shares of
			Common Stock
			Remaining Available
			for Future Issuance
	Number of		Under Equity
	Shares of Common		Compensation Plans
	Stock to be Issued	Weighted-Average	(Excluding Shares
	Upon Exercise of	Exercise Price of	Reflected in the
Plan Category	Outstanding Options	Outstanding Options	First Column)

Equity compensation plans approved by stockholders	3,844,000	$4.18	644,000	(1)
Equity compensation plans not approved by stockholders	310,000	$25.87	0
Total	4,154,000	$5.80	644,000

(1)	All of these shares were available for new award grants under the Plan and may be used for any form of award authorized under the Plan including options, stock appreciation rights, restricted stock, stock bonuses, and performance shares.

Vote Required for Approval of the Plan Amendments

The Board believes that the Amendments, if approved by stockholders, will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company’s success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

Approval of the Amendments requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

The Board of Directors has Approved and Recommends that the Stockholders Vote “FOR” the Amendments to the 1997 Stock Incentive Plan.

Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. All members of the Board are eligible for awards under the Plan and therefore have an interest in the Amendments.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Directors, officers, and greater than 10% stockholders are required by the SEC to furnish the Company with copies of the reports they file.

Based solely on its review of the copies of such reports and written representations from certain reporting persons, the Company believes that all of its directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 2006 fiscal year.

ANNUAL REPORT

A copy of the Company’s 2006 Annual Report, containing audited consolidated balance sheets as of February 28, 2005 and February 28, 2006, and the related consolidated statements of income, of stockholders’ equity, and of cash flows for the three years ended February 28, 2006, accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended February 28, 2006, which the Company has filed with the SEC. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company’s Investor Relations Department, c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92618.

CORPORATE GOVERNANCE

The Company has adopted a Code of Ethical Standards and Business Practices that applies to all of the Company’s employees, including its Chief Executive Officer, Chief Financial Officer, and other financial personnel. The Code of Ethical Standards is designed to deter wrongdoing and to promote, among other things, (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosures, and (iii) compliance with applicable governmental laws, rules and regulations. The Code of Ethical Standards and Business Practices is available on the Company’s website at www.meade.com. If the Company makes any substantive amendments to the Code of Ethical Standards and Business Practices or grants any waiver, including any implicit waiver, from a provision of the Code to its Chief Executive Officer, Chief Financial Officer or other executive officers, it will disclose the nature of such amendment or waiver on its website.

Stockholders may communicate with our Board care of the Corporate Secretary, Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92618. All communications to the entire Board or to any individual member of the Board will be opened and screened for security purposes. All communications that relate to matters that are within the scope of the responsibilities of the Board will be forwarded to the Board. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as consumer complaints, will be forwarded to the appropriate officer. Any items not forwarded pursuant to this policy will be made available to any director who requests them. To communicate to the Audit Committee issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, you may place an anonymous, confidential, toll free call (in the United States) to our Corporate Governance Hotline at (888) 541-4708. This hotline is accessible 24 hours a day, 7 days a week, 365 days a year.

OTHER MATTERS

Matters Presented By Management

At the time of the preparation of this Proxy Statement, the Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Matters Presented By Stockholders

The Company’s Bylaws contain certain advance notice procedures which stockholders must follow to submit proposals for consideration at future stockholder meetings, including the nomination of persons for election as directors. Such items of business must be submitted in writing to the Secretary of the Company at the Company’s headquarters (address shown on page 1 of this Proxy Statement) and must be received not less than 60 days nor more than 90 days prior to the next scheduled annual meeting date. Thus, unless the Company discloses a change in the scheduling of the next annual meeting, which is currently scheduled to occur on July 12, 2007, stockholder proposals for consideration at that annual meeting must be received by the Secretary of the Company by May 13, 2007. If the scheduled annual meeting date is changed and the Company does not provide at least 70 days’ advance notice or public disclosure of the change, then stockholders have until the close of business on the 10th day after the date the Company gave notice or publicly disclosed the changed date of the next annual meeting in which to submit proposals. In addition, the notice must meet all requirements contained in the Company’s Bylaws. Stockholders may contact the Secretary of the Company at the Company’s headquarters for a copy of the relevant Bylaw provision regarding requirements for making stockholder proposals and nominating director candidates.

Proposals of Stockholders to be Included in Proxy Materials

The Company’s 2007 Annual Meeting of Stockholders is currently scheduled to occur on July 12, 2007. For stockholder proposals or director nominations to be considered for inclusion in the proxy statement and form of proxy for the Company’s 2007 Annual Meeting of Stockholders, such proposals must be received in writing by the Company’s Secretary at the Company’s principal executive offices no later than February 6, 2007. Since the expected date of the Company’s 2007 Annual Meeting is more than 30 days earlier than the first anniversary of the Annual Meeting to which this proxy statement relates, the Company has selected February 6, 2007 as a reasonable deadline under Rule 14a-8 of the Securities Exchange Act of 1934 to receive timely stockholder proposals for the 2007 Annual Meeting. If the Company changes the date of the 2007 Annual Meeting by more than 30 days, written proposals submitted by stockholders must be received by the Company’s Secretary at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting, provided that the stockholder also meets the additional deadline for stockholder proposals required by the Company’s Bylaws and summarized above. Stockholders intending to submit proposals should also be aware that any such proposal or director nomination must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals of Stockholders for Board Membership

The Nominating and Governance Committee will consider written proposals from stockholders for nominees to the Board provided such stockholders (i) have no conflict-of-interest, as determined by the Nominating and Governance Committee, and (ii) beneficially own at least five percent (5%) of the Company’s outstanding common stock as determined in accordance with Regulation 13D-G of the Exchange Act. Nominations should be submitted to the Nominating and Governance Committee, c/o the Corporate Secretary, and should include the following: (a) a brief biographical description of the proposed nominee (including his or her occupation for at least the last five years), and a statement of his or her qualifications, taking into account the factors used by the Committee in evaluating possible candidates, as described in the Amended and Restated Charter of the Nominating and Governance Committee; (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock beneficially owned by such stockholders(s); (c) a statement detailing any relationship between the proposed nominee and the Company or any customer, supplier or competitor of the Company; (d) detailed information about any relationship or understanding between the nominating stockholder(s) and the proposed nominee; and (e) the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving on the Board if elected. Nominations must be submitted in the time frame described in the Company’s Bylaws (as described herein). Nominees recommended by stockholders in accordance with these procedures will receive the same consideration given to nominees of management, the Board and the Nominating and Governance Committee.

By Order of the Board
Mark D. Peterson
Senior Vice President, General Counsel and Secretary

Irvine, California
January 3, 2007

ANNEX A

PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MEADE INSTRUMENTS CORP.

Meade Instruments Corp., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST:  The Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) is hereby amended by deleting Section 4.1 of ARTICLE IV of the Certificate of Incorporation in its entirety.

SECOND:  The Certificate of Incorporation is hereby amended further by deleting the heading “Section 4.2: Preferred Stock.” in ARTICLE IV of the Certificate of Incorporation.

THIRD:  The Certificate of Incorporation is hereby amended further by deleting Section 6.1 of ARTICLE VI of the Certificate of Incorporation in its entirety and inserting the following in lieu thereof:

“Section 6.1: Election of Directors. The directors who shall first take office after the filing of the Certificate of Incorporation of this Corporation (the “Incorporation Date”) shall serve until the first annual meeting of stockholders at which directors are elected following the Incorporation Date (the “First Annual Meeting”). Subject to the provisions of this Section 6.1 set forth below, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Until the annual meeting of stockholders to be held in 2007, each director shall serve for a term ending on the date of the third annual meeting of stockholders next following the annual meeting at which such director was elected, except that directors initially designated as Class I directors shall serve for a term ending on the date of the 1998 annual meeting; directors initially designated as Class II directors shall serve for a term ending on the date of the 1999 annual meeting; and directors initially designated as Class III directors shall serve for a term ending on the date of the 2000 annual meeting. Notwithstanding the foregoing, each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. If the number of directors is changed prior to the annual meeting of stockholders to be held in 2007, any increase or decrease shall be apportioned among the classes as to maintain the number of directors in each class as nearly equal as possible, but in no event will any increase in the number of directors shorten the term of any incumbent director. The terms of office of all directors who are in office immediately prior to the closing of the polls for the election of directors at the 2007 annual meeting of stockholders of the Corporation shall expire upon the closing of the polls for such election. At each annual meeting of stockholders beginning with the 2007 annual meeting of stockholders of the Corporation, the directors shall not be classified, and the directors shall be elected to hold office until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by a sole remaining director.”

FOURTH:  The Certificate of Incorporation is hereby amended further by deleting Section 6.3 of ARTICLE VI of the Certificate of Incorporation in its entirety.

FIFTH:  The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer this   day of  , 200 .

MEADE INSTRUMENTS CORP.

By:
Name:

Office:

A-2

ANNEX B

STEVEN L. MUELLNER STAND-ALONE
STOCK OPTION AGREEMENT

MEADE INSTRUMENTS CORP.

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) dated as of the 8th day of May, 2006 by and between Meade Instruments Corp., a Delaware corporation (the “Company”), and Steven L. Muellner (the “Optionee”).

RECITALS

WHEREAS, the Company has granted to the Optionee, subject to stockholder approval at the Company’s 2006 Annual Meeting of Stockholders, effective as of the 8th day of May, 2006 (the “Grant Date”), a nonqualified stock option to purchase all or any part of 200,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to and upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Grant of Option.  This Agreement evidences the Company’s grant to the Optionee of the right and option to purchase, subject to and on the terms and conditions set forth herein, and subject to stockholder approval at the Company’s 2006 Annual Meeting of Stockholders, all or any part of 200,000 shares of the Company’s Common Stock (the “Shares”) at the price of $2.89 per Share (the “Option”), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the tenth anniversary of the Grant Date (the “Expiration Date”), unless earlier terminated pursuant to Section 9. Such price equals the fair market value of the Common Stock as of the Grant Date.

2. Exercisability of Option.  Subject to adjustment pursuant to the terms of the Plan, the Option shall become exercisable in 25% increments beginning on the first anniversary of the option date and on each such anniversary until the options are exercisable in full. If the Optionee does not in any year purchase all or any part of the Shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole Shares, and fractional Share interests shall be disregarded. The Option may only be exercised as to at least one-hundred (100) Shares unless the number purchased is the total number at the time available for purchase under the Option.

3. Method of Exercise of Option.  The Option shall be exercisable by the delivery to the Secretary of the Company of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by (i) delivery of an executed Exercise Agreement in the form attached hereto as Exhibit A, (ii) payment of the full purchase price of the Shares to be purchased, and (iii) payment in full of any tax withholding obligation under federal, state or local law. Payment shall be made in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) if authorized by the Board of Directors (the “Board”), by a promissory note of the Optionee upon the terms and conditions approved by the Board; (iv) by notice and third party payment in such manner as may be authorized by the Board; or (v) by the delivery of shares of Common Stock of the Company already owned by the Optionee, provided, however, that the Board may in its absolute discretion limit the Optionee’s ability to exercise the Option by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Optionee at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of the Option shall be valued at their fair market value on the date of exercise.

4. Tax Withholding.

4.1. Cash or Shares.  Upon any exercise of the Option, the Company shall have the right at its option to (i) require the Optionee (or personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to the Option or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock, the Board may in its sole discretion grant to the Optionee the right to elect, pursuant to such rules and subject to such conditions as the Board may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then fair market value to satisfy such withholding obligation.

4.2. Tax Loans.  The Company may, in its discretion and to the extent permitted by law, authorize a loan to the Optionee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

5. Option Repricing/Cancellation and Regrant/Waiver of Restrictions.  The Board from time to time may authorize, generally or in specific cases only, for the benefit of the Optionee any adjustment in the number of shares subject to, the restrictions upon or the term, exercise or purchase price or vesting schedule of the Option by cancellation of the Option and a subsequent regranting of the Option, by amendment, by substitution of the Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

6. Restrictions on Shares.  The Certificate of Incorporation and Bylaws of the Company, as either of them may be amended from time to time, may provide for restrictions with respect to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Agreement, such restrictions and limitations shall apply to any securities acquired upon exercise of the Option and are incorporated herein by this reference.

7. No Transferability; Limited Exception to Transfer Restrictions.

7.1. Limit On Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 7 or by applicable law (i) the Option is non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; the Option shall be exercised only by the Optionee; and (ii) amounts payable or shares issuable pursuant to the Option shall be delivered only to (or for the account of) the Optionee.

7.2. Exceptions.  The Board may permit the Option to be exercised by and paid only to certain persons or entities related to the Optionee, including but not limited to members of the Optionee’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Optionee’s family and/or charitable institutions, or to such other persons or entities as may be approved by the Board, pursuant to such conditions and procedures as the Board may establish. Any permitted transfer shall be subject to the condition that the Board receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

7.3. Further Exceptions to Limits On Transfer.  The exercise and transfer restrictions in this Section 7 shall not apply to:

(i) transfers to the Company,

(ii) the designation of a beneficiary to receive benefits in the event of the Optionee’s death or, if the Optionee has died, transfers to or exercise by the Optionee’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a qualified domestic relations order if approved or ratified by the Board,

(iv) if the Optionee has suffered a disability, permitted transfers or exercises on behalf of the Optionee by his or her legal representative, or

(v) the authorization by the Board of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of the Option consistent with applicable laws and the express authorization of the Board.

8. No Employment Contract.  Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ or other service of the Company or any of its subsidiaries, nor constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change the Optionee’s compensation or other benefits or to terminate the employment of the Optionee, with or without cause; provided, however, that nothing contained in this Agreement shall adversely affect any independent contractual right of the Optionee without his or her consent thereto.

9. Adjustment and Termination upon Certain Events.

9.1. Adjustments.  If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety, then the Board shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of the Option, (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to the Option, (c) the grant, purchase, or exercise price of the Option, (d) the securities, cash or other property deliverable upon exercise of the Option, or (e) the performance standards appropriate to the Option, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of the Option or the cash, securities or property deliverable to the Optionee based upon the distribution or consideration payable to holders of the Common Stock of the Company upon or in respect of such event. In any of such events, the Board may take such action sufficiently prior to such event if necessary to permit the Optionee to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

9.2. Acceleration of Awards Upon Change in Control.  Unless the Board determines, prior to the occurrence of any of the following (each of which shall be hereafter referred to as a “Change in Control Event”):

(i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

(ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Company);

(iii) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity which is not a subsidiary or other affiliate;

(iv) Any ‘person’ (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing

30% or more of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or

(v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), that, upon the occurrence of a Change in Control Event, there shall be no acceleration of benefits under the Option or determines that only certain or limited benefits under the Option shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event the Option shall become immediately exercisable. The Board may override the limitations on acceleration in this Section 9.2 and may accord the Optionee a right to refuse any acceleration, in such circumstances as the Board may approve. Any acceleration of the Option shall comply with applicable regulatory requirements, including, without limitation, Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

9.3. Possible Early Termination of Accelerated Awards.  If the Option has been fully accelerated as permitted by Section 9.2 but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in Section 9.2 that the Company does not survive, or (iii) the consummation of an event described in Section 9.2 that results in a change of control approved by the Board, the Option shall thereupon terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, exchange or other settlement of the Option.

9.4. Effect of Termination of Employment.

(a) Resignation or Dismissal. If the Optionee’s employment by the Company or any of its subsidiaries terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than retirement, a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Board by rule may include (“Total Disability”) or death, or “for cause” (as determined in the discretion of the Board), the Optionee shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, three months after the Severance Date to exercise the Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination “for cause”, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

(b) Death or Disability. If the Optionee’s employment by the Company or any of its subsidiaries terminates as a result of Total Disability or death, the Optionee, the Optionee’s personal representative or his or her beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, until 12 months after the Severance Date to exercise the Option to the extent it shall have become exercisable by the Severance Date. The Option to the extent not exercisable on the Severance Date shall terminate.

(c) Retirement. If the Optionee’s employment by the Company or any of its subsidiaries terminates as a result of retirement with the consent of the Company or from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65, the Optionee, the Optionee’s personal representative or his or her beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, until 12 months after the Severance Date to exercise the Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

(d) Board Discretion. Notwithstanding the foregoing provisions of this Section 9.4, in the event, or in anticipation, of a termination of employment with the Company or any of its subsidiaries for any reason, other than discharge for cause, the Board may, in its discretion, increase the portion of the Option available to the Optionee, or the Optionee’s beneficiary or personal representative, as the case may be, or, subject to the provisions of Section 1 hereof, extend the exercisability period upon such terms as the Board shall determine and expressly set forth in or by amendment to this Agreement.

9.5. Effect of Change of Subsidiary Status.  If an entity ceases to be a subsidiary of the Company a termination of employment and service shall be deemed to have occurred with respect to each employee of such subsidiary who does not continue as an employee of another entity within the Company.

10. Shares to be Reserved.  The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

11. Assignment.  This Agreement cannot be directly or indirectly assigned or transferred by the Optionee in whole or in part without the prior written consent of the Company.

12. Notices.  Any notices, demands or requests of any kind whatsoever hereunder shall be given in writing and sent to the addresses set forth below or to such other address as either party may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 12 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

13. Waiver.  The parties reserve the right to waive by mutual written consent for a specific period and under specific conditions any provision of this Agreement, provided that such waiver shall be limited to the period and conditions specified by mutual written consent and shall in no way constitute a general waiver, or be considered as evidence of any given interpretation of any provision so waived.

14. Governing Law.  This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines.

15. Arbitration.  As a material inducement to enter into this Agreement, to the fullest extent allowed by law, any controversy, claim or dispute between Optionee and the Company (and/or any of its owners, directors, officers, employees, agents, or related entities) relating to or arising out of the terms of this Agreement will be submitted to final and binding arbitration before a single neutral arbitrator in Orange County, California for determination in accordance with the American Arbitration Association’s (“AAA”) National Rules for the Resolution of Employment Disputes, as the exclusive remedy for such controversy, claim or dispute. In any such arbitration, the parties may conduct discovery to the same extent as would be permitted in a court of law. The arbitrator shall issue a written decision, and shall have full authority to award all remedies which would be available in court. The Company shall pay the arbitrator’s fees and any AAA administrative expenses. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Possible disputes covered by the above include term or provision hereof, breach of contract, torts, violation of public policy, discrimination, harassment, or any other related claims, regardless of whether such dispute is initiated by Employee or the Company. Thus, this bilateral arbitration agreement fully applies to any and all claims that the Company may have against the Optionee in connection herewith. BY AGREEING TO THIS BINDING ARBITRATION PROVISION, BOTH EMPLOYEE AND THE COMPANY GIVE UP ALL RIGHTS TO TRIAL BY JURY. This bilateral arbitration agreement is to be construed as broadly as is permissible under relevant law. In connection with any arbitration proceeding commenced hereby, the prevailing party shall be entitled to reimbursement of its reasonable attorney’s fees and costs, including arbitrator fees.

16. Titles.  Titles and paragraph headings are for reference purposes only and are not to be considered a part of this Agreement.

17. Severability.  If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

18. Entire Agreement.  The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement and any modifications made pursuant to it constitute the complete and exclusive written expression of the terms of the agreement between the parties, and supercede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants, and all other communications between the parties relating to the subject matter of this Agreement. The parties further agree that this Agreement may not in any way be explained or supplemented by a prior or existing course of dealings between the parties, by any usage of trade or custom, or by any prior performance between the parties pursuant to this Agreement or otherwise.

19. Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

20. Compliance With Laws.  Notwithstanding anything else contained herein to the contrary, this Agreement, the granting and vesting of the Option and the offer, issuance and delivery of Shares under this Agreement are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered in respect of this Agreement will be subject to such restrictions, and to any restrictions the Company may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand.

MEADE INSTRUMENTS CORP.,
a Delaware corporation

By:	/s/ Mark Peterson
Name: Mark Peterson
Its:  Senior Vice President and General Counsel

6001 Oak Canyon
Irvine, CA 92618
Telephone: 949-451-1450
Facsimile: 949-451-1460

OPTIONEE

/s/  Steven Muellner
Signature

Steven Muellner
Print Name
Address
Telephone
Facsimile

S-1

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Meade Instruments Corp., I,           , the spouse of the Optionee herein named, do hereby agree to be bound by all of the terms and provisions thereof.

DATED: _ _
Signature of Spouse

ANNEX C
MEADE INSTRUMENTS CORP.
1997 STOCK INCENTIVE PLAN,
AS AMENDED

1.	THE PLAN		C-1
	1.1	Purpose	C-1
	1.2	Administration and Authorization; Power and Procedure	C-1
	1.3	Participation	C-2
	1.4	Shares Available for Awards; Share Limits	C-3
	1.5	Grant of Awards	C-3
	1.6	Award Period	C-4
	1.7	Limitations on Exercise and Vesting of Awards	C-4
	1.8	Acceptance of Notes to Finance Exercise	C-4
	1.9	No Transferability; Limited Exception to Transfer Restrictions	C-5

2.	OPTIONS		C-6
	2.1	Grants	C-6
	2.2	Option Price	C-6
	2.3	Limitations on Grant and Terms of Incentive Stock Options	C-7
	2.4	Limits on 10% Holders	C-7
	2.5	Options and Rights in Substitution for Stock Options Granted by Other Corporations	C-8

3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)		C-8
	3.1	Grants	C-8
	3.2	Exercise of Stock Appreciation Rights	C-8
	3.3	Payment	C-9
	3.4	Limited Stock Appreciation Rights	C-9

4.	RESTRICTED STOCK AWARDS		C-10
	4.1	Grants	C-10
	4.2	Restrictions	C-10
	4.3	Return to the Corporation	C-11

5.	PERFORMANCE SHARE AWARDS AND STOCK BONUSES		C-11
	5.1	Grants of Performance Share Awards	C-11
	5.2	Special Performance-Based Share Awards	C-11
	5.3	Grants of Stock Bonuses	C-13
	5.4	Deferred Payments	C-13

6.	OTHER PROVISIONS		C-13
	6.1	Rights of Eligible Persons, Participants and Beneficiaries	C-13
	6.2	Adjustments; Acceleration	C-14
	6.3	Effect of Termination of Employment	C-15
	6.4	Compliance with Laws	C-16
	6.5	Tax Withholding	C-16

i

	6.6	Plan Amendment, Termination and Suspension	C-17
	6.7	Privileges of Stock Ownership	C-18
	6.8	Effective Date of the Plan	C-18
	6.9	Term of the Plan	C-18
	6.10	Governing Law/Construction/Severability	C-18
	6.11	Captions	C-19
	6.12	Effect of Change of Subsidiary Status	C-19
	6.13	Non-Exclusivity of Plan	C-19

7.	DEFINITIONS		C-19
	7.1	Definitions	C-19

8.	NON-EMPLOYEE DIRECTOR OPTIONS		C-24
	8.1	Participation	C-24
	8.2	Annual Option Grants	C-25
	8.3	Option Price	C-25
	8.4	Option Period and Exercisability	C-25
	8.5	Termination of Directorship	C-25
	8.6	Adjustments	C-26
	8.7	Acceleration Upon a Change in Control Event	C-26

ii

MEADE INSTRUMENTS CORP.
1997 STOCK INCENTIVE PLAN,
AS AMENDED
1.	THE PLAN
1.1	Purpose
          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 8. “Corporation” means Meade Instruments Corp., a California corporation, and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.
1.2	Administration and Authorization; Power and Procedure.
          (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.
          (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:
     (i) to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;
     (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;
     (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

     (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;
     (v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;
     (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6;
     (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes; and
     (viii) to adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 6.6, and provided that in no case (except due to an adjustment contemplated by Section 6.2 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right.
Notwithstanding the foregoing, the provisions of Article 8 relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating.
          (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.
          (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.
1.3	Participation.
          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.
1.4	Shares Available for Awards; Share Limits.
          (a) Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.
          (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 5,500,000 shares (the ‘Share Limit’). The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 250,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 500,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.
          (b) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5	Grant of Awards.
     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.
1.6	Award Period.
          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.
1.7	Limitations on Exercise and Vesting of Awards.
          (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.
          (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 8.4, as the case may be.
          (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.
1.8	Acceptance of Notes to Finance Exercise.
          The Corporation may, with the Committee’s approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.
          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.
          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.
          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.
          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.
          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.
1.9	No Transferability; Limited Exception to Transfer Restrictions.
          (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.
          (b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing,

          Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.
          (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:
(i)	transfers to the Corporation,

(ii)	the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii)	transfers pursuant to a QDRO order if approved or ratified by the Committee,

(iv)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)	the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.
Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.
2.	OPTIONS.
2.1	Grants.
          One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company.
2.2	Option Price.
          (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

          (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.
2.3	Limitations on Grant and Terms of Incentive Stock Options.
          (a) $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.
          (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.
          (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4	Limits on 10% Holders.
          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.
          2.5 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.
3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).
3.1	Grants.
          In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.
3.2	Exercise of Stock Appreciation Rights.
          (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.
          (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.
          (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.
3.3	Payment.
          (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying
     (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by
     (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.
          (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.
3.4	Limited Stock Appreciation Rights.
          The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.	RESTRICTED STOCK AWARDS.
4.1	Grants.
          The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.
4.2	Restrictions.
          (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.
          (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.
          (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

4.3	Return to the Corporation.
          Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.
5.	PERFORMANCE SHARE AWARDS AND STOCK BONUSES.
5.1	Grants of Performance Share Awards.
          The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may specify.
5.2	Special Performance-Based Share Awards.
          Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for “performance-based compensation” under Section 162(m) of the Code (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively), other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation

Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.
          (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.
          (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.
          (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 350,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.
          (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).
          (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.
          (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.
5.3	Grants of Stock Bonuses.
          The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.
5.4	Deferred Payments.
          The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.
6.	OTHER PROVISIONS.
6.1	Rights of Eligible Persons, Participants and Beneficiaries.
          (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.
          (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
6.2	Adjustments; Acceleration.
          (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          (b) Acceleration of Awards Upon Change in Control. As to any Participant, unless prior to a Change in Control Event the Board determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event: (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.
          (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article 8) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.
6.3	Effect of Termination of Employment.
          (a) Options — Resignation or Dismissal. If the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or “for cause” (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination “for cause”, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.
          (b) Options — Death or Disability. If the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

          (c) Options — Retirement. If the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.
          (d) Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.
          (e) Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant’s rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.
          (f) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.
6.4	Compliance with Laws.
          This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.
6.5	Tax Withholding.
     (a) Cash or Shares. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal

Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.
          (b) Tax Loans. If so provided in the Award Agreement, the Company may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5 (a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.
6.6	Plan Amendment, Termination and Suspension.
          (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.
          (b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.
          (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.
          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any

Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.
6.7	Privileges of Stock Ownership.
          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.
6.8	Effective Date of the Plan.
          This Plan shall be effective as of February 4, 1997, the date of Board approval, subject to shareholder approval within 12 months thereafter.
6.9	Term of the Plan.
          No Award shall be granted under this Plan at any time after February 4, 2009 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.
6.10	Governing Law/Construction/Severability.
          (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.
          (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
          (c) Plan Construction.
          (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the

Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.
          (2) Section 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.
6.11	Captions.
          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
6.12	Effect of Change of Subsidiary Status.
          For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.
6.13	Non-Exclusivity of Plan.
          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
7.	DEFINITIONS.
7.1	Definitions.
          (a) “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
          (b) “Award Agreement” shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) “Award Date” shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 8, the applicable dates set forth therein.
          (d) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.
          (e) “Beneficiary” shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.
          (f) “Board” shall mean the Board of Directors of the Corporation.
          (g) “Cash Flow” shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.
          (h) “Change in Control Event” shall mean any of the following:
     (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;
     (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);
     (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation’s business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or;
     (4) Any ‘person’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or
     (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).
          (i) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          (j) “Commission” shall mean the Securities and Exchange Commission.
          (k) “Committee” shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an “outside director” within the meaning of Section 162(m) of the Code, and/or (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3).
          (l) “Common Stock” shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.
          (m) “Company” shall mean, collectively, the Corporation and its Subsidiaries.
          (n) “Corporation” shall mean Meade Instruments Corp., a California corporation, and its successors.
          (o) “Eligible Employee” shall mean an officer (whether or not a director) or key employee of the Company.
          (p) “Eligible Person” means an Eligible Employee, or any Other Eligible Person, as determined by the Committee in its discretion.
          (q) “EPS” shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding (all as determined in accordance with generally accepted accounting principles).

          (r) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
          (s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          (t) “Fair Market Value” on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.
          (u) “Incentive Stock Option” shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.
          (v) “Nonqualified Stock Option” shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.
          (w) “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.
          (x) “Non-Employee Director Participant” shall mean a Non-Employee Director who holds an outstanding Award under the provisions of Article 8.
          (y) “Option” shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

          (z) “Other Eligible Person” shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.
          (aa) “Participant” shall mean an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Article 8 of this Plan.
          (bb) “Performance Goals” shall mean Cash Flow, EPS, ROE, Total Stockholder Return and any other criterion established by the Committee.
          (cc) “Performance Share Award” shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.
          (dd) “Personal Representative” shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.
          (ee) “Plan” shall mean this Stock Incentive Plan.
          (ff) “QDRO” shall mean a qualified domestic relations order.
          (gg) “Restricted Shares” or “Restricted Stock” shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.
          (hh) “Retirement” shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.
          (ii) “ROE” shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common shareholders equity.
          (jj) “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.
          (kk) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

          (ll) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
          (mm) “Stock Appreciation Right” shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.
          (nn) “Stock Bonus” shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.
          (oo) “Subsidiary” shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.
          (pp) “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.
          (qq) “Total Stockholder Return” shall mean with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.
8.	NON-EMPLOYEE DIRECTOR OPTIONS
8.1	Participation.
           Awards under this Article 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

8.2	Annual Option Grants.
          (a) Time of Initial Award. Persons who are Non-Employee Directors in office at the time this Plan is first approved by the shareholders of the Corporation shall be granted without further action a Nonqualified Stock Option to purchase 5,000 shares of Common Stock. After approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 5,000 shares of Common Stock.
          (b) Subsequent Annual Awards. Immediately following the annual shareholders meeting in each year during the term of the Plan commencing 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.
          (c) Maximum Number of Shares. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year, nor more than 75,000 shares on exercise of all Options awarded under this Section 8.2.
8.3	Option Price.
          The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date (or the initial public offering price for any grants made to Non-Employee Directors on or prior to the closing date of the Corporation’s initial public offering). The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.
8.4	Option Period and Exercisability.
          Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 8.2 shall become exercisable at the rate of 33 1/3% per annum commencing on the first anniversary of the Award Date and each of the next two anniversaries thereof.
8.5	Termination of Directorship.
          If a Non-Employee Director’s services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director’s services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.
8.6	Adjustments.
          Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee’s actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.
8.7	Acceleration Upon a Change in Control Event
          Upon the occurrence of a Change in Control Event, each Option granted under Section 8.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 8 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

▼       DETACH PROXY CARD HERE       ▼

The Board recommends a vote FOR the nominees listed below and FOR proposals 2, 3, 4, and 5
1.	ELECTION OF CLASS II DIRECTORS	☐	FOR the nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees
Nominees: Paul D. Sonkin, Steven G. Murdock and Harry L. Casari
(Authority to vote for any nominee named above may be withheld by lining through that nominee’s name.)

2.	AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD, TO ELIMINATE THE PROVISION LIMITING THE REMOVAL OF DIRECTORS TO ONLY “FOR CAUSE” REMOVAL AND ELIMINATE REFERENCES TO SERIES A AND SERIES B COMMON STOCK	4.	APPROVAL OF MUELLNER STAND-ALONE OPTION GRANT
		☐	FOR	☐	AGAINST	☐	ABSTAIN

		5.	AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

		☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6.	OTHER MATTERS In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting and at any adjournment thereof.

☐	FOR	☐	AGAINST	☐	ABSTAIN

☐	MARK HERE FOR CHANGE OF ADDRESS AND NOTE BELOW	☐	MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted for proposals (1) through (5) above, and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting or at any adjournments thereof. If any nominee listed in proposal (1) declines or is unable to serve as a director, then the persons named as proxies shall have full discretion to vote for any other person designated by the Board.

Dated:	, 200__

Signature

Signature
(Your signature(s) should conform to your name(s) as printed hereon. Co-owners should all sign.).

MEADE INSTRUMENTS CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
The undersigned hereby appoints Mark D. Peterson and Robert L. Davis, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Meade Instruments Corp. (the “Company”) held of record by the undersigned on December 1, 2006, the record date with respect to this solicitation, at the Annual Meeting of the Stockholders of the Company to be held at the Marriott Newport Beach Hotel & Spa, 900 Newport Center Drive, Newport Beach, California 92660, beginning at 10:00 A.M., local time on Wednesday, January 31, 2007, and at any adjournment thereof, upon the following matters:
(Continued and to be signed on the reverse side)
PLEASE SIGN AND DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE